[GRAPHIC OMITTED]

                ---------------------------------------------------
                              BARON ASSET
                 1            FUND


                PERFORMANCE.................................................1

                INVESTMENT STRATEGY AND
                PORTFOLIO STRUCTURE.........................................2

                BUSINESS PERFORMANCE........................................4

                BUSINESS NEWS...............................................5

                OTHER DEVELOPMENTS..........................................6


                ---------------------------------------------------
                              BARON GROWTH
                 2
                              FUND


                PERFORMANCE.................................................8

                INVESTMENT STRATEGY.........................................9

                CONCLUSION.................................................11


                ---------------------------------------------------
                              BARON SMALL
                3             CAP FUND


                PERFORMANCE................................................12

                PORTFOLIO
                COMPOSITION................................................13

                NEW IDEAS..................................................13

                RECENT RESULTS.............................................14

                CONCLUSION.................................................14


                ---------------------------------------------------
                              BARON
                4             iOPPORTUNITY
                              FUND


                PERFORMANCE OVERVIEW.......................................15

                iOPPORTUNITY STRATEGIC
                OVERVIEW...................................................16

                CONCLUSION.................................................21


                767 Fifth Avenue
                NY, NY 10153
                212-583-2100
                1-800-99-BARON
                baronfunds.com

                                                  THIS QUARTERLY REPORT CONTAINS
                                                      INFORMATION FOR FOUR FUNDS

--------------------------------------------------------------------------------
 BARON ASSET FUND


QUARTERLY REPORT                                                 JUNE 30, 2000

[GRAPHIC OMITTED]

Dear Fellow

Shareholder:

--------------------------------------------------------------------------------
PERFORMANCE

For the eleven and a half years from Baron Asset Fund's inception on June 12, 1987 through December 31, 1998, Baron Asset was ranked by Lipper Analytical the number two performing small cap mutual fund. Lipper ranked Baron Asset Fund as the 219th best performing mid-cap mutual fund in 1999's technology and Internet driven stock market! Baron Asset ranks in about the middle of the pack for mid-cap growth funds' year 2000 performance to date, and near the top quartile for all domestic equity funds.*

Baron Asset Fund's per share value has now increased about eight times from its inception thirteen years ago. This is the result of investing for the long term in fast growing, well managed, forward looking, smaller businesses with substantial barriers to competitors . . . whose shares Baron Asset purchased at attractive prices before those businesses became bigger . . . much bigger.

Table I. Performance . . . Year 2000 and Since Inception.

                               12/31/99-8/4/00     6/12/87-8/4/00
                              -----------------   ---------------
Baron Asset Fund ..........     6.2%              711.8%
S & P 500 .................    ( .2%)             581.9%
Russell 2000 ..............    ( .4%)             281.3%
NASDAQ ....................    (6.9%)             790.3%

Lipper reclassified Baron Asset as a mid-cap growth fund last year since a number of our investments that had been purchased when they were smaller companies have become successful and have increased in value and size significantly during the past several years. Baron Asset has not sold these investments since we believe their business' prospects remain promising and their

------------------------------
*(See Disclosure on page 22)

PERFORMANCE                                  PERFORMANCE                                   PERFORMANCE
FOR THE 3 MONTHS ENDED                       FOR THE 6 MONTHS ENDED                        SINCE INCEPTION
JUNE 30, 2000                                JUNE 30, 2000                                 JUNE 12, 1987 THROUGH
                                                                                           JUNE 30, 2000

 5                                           5                                             700
                                                                     3.0%                       654.7%
                                                                                           600
                                                                                                       577.3%
 0                                           0             -0.5%                           500
               -2.7%                            -1.3%
                                                                                           400
                          -3.8%                                                                                  291.5%
-5                                          -5                                             300

                                                                                           200

-10                                        -10                                             100
     -10.5%
                                                                                             0
-15                                        -15

     BARON     S&P       RUSSELL                  BARON     S&P     RUSSELL                     BARON    S&P     RUSSELL
     ASSET     500*       2000*                   ASSET     500*     2000*                      ASSET    500*     2000*
     FUND                                         FUND                                          FUND
--------------------------------------     ----------------------------------------      --------------------------------------
*THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL;
 THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

                       B A R O N    A S S E T    F U N D

stocks continue to offer the Fund the opportunity to at least double our money still again within the next four years. Baron Asset has about half its current investments in smaller companies. The Fund continues to make the vast majority of its new investments in such businesses.


Baron Asset's businesses have Internet opportunities not yet recognized by investors . . .

Most mutual funds performed well during the past two and half years principally due to their holdings of technology, Internet, communications and media stocks. Although Baron Asset Fund has significant communications and media investments, it has not invested directly in Internet and technology stocks. However, about 80% of our businesses have opportunities to grow significantly faster, reduce costs and create competitive advantage using technology and the Internet. This is in accord with our belief that the most obvious beneficiaries of the Internet are businesses whose executives can use the web to manage more efficiently. The Internet will clearly continue to make us all more efficient as it makes information widely available at low cost and eliminates the need for human intervention in routine tasks . . . and the cost to perform those tasks falls from dollars to pennies. For example, we think businesses with Internet-enabled ideas to reduce operations costs, like phone centers, procurement, making travel reservations, stock trade confirms, service provisioning, even checking ski lift tickets, will certainly be among the principal beneficiaries of the Internet. Dot coms with enabling technologies that may be obsoleted by the next "new new thing" have less clear opportunities.


Our stocks are cheap . . . and there have been lots of takeover attempts to prove it . . .


Share prices of many technology businesses anticipate continued very strong growth. Our non-tech businesses with technology and Internet growth opportunities typically sell at discounts to their present business values. This can be easily confirmed by the sharply increased takeover activity of our businesses at substantial premiums to their recent stock trading prices. This year, five companies we owned whose stocks performed poorly last year have already received takeover offers at substantial premiums. Three, Mirage Resorts, Bristol Hotels and SFX Entertainment, have been acquired. Management buyout proposals to acquire Manor Care and Sun International were deemed inadequate by those companies' independent boards of directors.

Our stocks that performed poorly last year are doing well this year . . . their businesses grew strongly both years . . .


The stock prices of Robert Half, the temp agency for highly-skilled financial executives and assistants, and our education businesses, Apollo, DeVry and Education Management, have performed especially well year 2000 to the date of this letter. This is in sharp contrast to their disappointing stock price performance last year. All these businesses have grown strongly both years. Also performing well this year are two of our favorite small cap growth stocks, ChoicePoint and OM Group. Charles Schwab and Flextronics share prices have performed well both last year and during year 2000 to date. Both businesses have grown strongly in 1999 and 2000.

Several of our small cap value stocks that performed poorly last year are also doing better of late. Our "value" stocks are "growth" businesses; value to us just means we think they're cheap, compellingly cheap. They're cheap based on low p/e's, e.g., Ethan Allen with its scorching 17% comparable store sales gains selling at just 12X earnings, or Polo Ralph Lauren with 15-18% annual earnings growth and a huge international opportunity at 6X franchise fees and 11X earnings. They're cheap based on asset values, e.g., Southern Union, at about a third the per share price its gas utility would be worth to an acquirer (financial leverage magnifies per share value), while it is continuing to grow its business both organically and through acquisitions. And Alexander's, with its prime New York real estate worth at least twice its current share price, while developing its prime, Upper East Side, 59th and Third Avenue property to make its business even more valuable. Or, they're cheap based on cash flow, e.g. Saga Communications' smaller market radio stations, which, despite their market dominance and continued strong same station revenue gains, are accorded a large discount both to urban stations and to the company's growth rates.


Our stocks that did well last year are doing poorly this year . . . but, their businesses also continue to grow strongly . . .

Communications and media stocks have performed poorly this year in contrast to their very strong performance last year. These businesses have grown strongly both years. Sotheby's also penalized our performance this year as uncertainty about the Department of Justice's price fixing investigation continues to engage the company's executives and restrain the company's stock price. Its business, though, is doing quite well. The company's experts and staff continue to assemble exceptional collections for its auctions and to achieve very strong sales results.

Baron Asset Fund's goal remains to reach $100 per share before the end of 2002. Of course, there can obviously be no assurance we will achieve our performance objectives. Baron Asset Fund's performance during the next five years will be driven by the expected earnings and cash flow growth of our businesses. The Internet and technology will, in most cases, significantly augment this earnings growth.


--------------------------------------------------------------------------------
INVESTMENT STRATEGY AND PORTFOLIO STRUCTURE

Baron Asset Fund: a long term investor in growth businesses purchased at attractive prices. 53.1% of our investments already successful . . . with strong prospects for further gains . . .

The most successful mutual fund manager so far, Fidelity's vice-chairman and former Magellan portfolio manager Peter Lynch, observed that he usually didn't make much money until after he had

                       B A R O N    A S S E T    F U N D

owned shares for two or three years. We concur. And just why is that the case? Because the most successful investments are often those businesses whose prospects are not yet obvious or evident to most. They are businesses run by entrepreneurs whose dreams are clear to them but have not yet been realized. Invest in a business for what it can become, not necessarily just what it is today! Senator Robert Kennedy often remarked, "Some men see things as they are and ask 'why?' I dream things that never were and ask, 'Why not?' " Invest in dreams that you think can become realities . . . before you read about them on the front pages of business magazines or in Internet chat rooms. That's how we try to invest.


About 53.1% of Baron Asset's portfolio is invested in businesses that were quite small when we first invested . . . but had very large growth opportunities with substantial barriers to competitors . . . were run by visionary entrepreneurs . . . and have been extraordinarily successful investments. These businesses have since become larger . . . in many instances a lot larger and a lot more profitable.


Baron Asset "invests in people, not just buildings . . ."


In 1991, although 80% of businesses had employed temporary employees with light skills, fewer than 20% had used temporary accountants or other highly skilled and highly paid executives or assistants that were Max Messmer's temporary employment agency Robert Half's bread and butter. And probably no one was then thinking about Internet-sourced job candidates. But, based in Silicon Valley, how could Max have missed it? He didn't. Robert Half's earnings had grown 30-40% annually for years, and after slowing in the middle of last year due to candidate shortages, have reaccelerated in recent quarters as Internet candidate sourcing initiatives have favorably impacted results.


Also in 1991, Ron Taylor's and Dennis Keller's DeVry's for-profit, accredited schools offered students, many of whom were minorities, a technical education, a college degree for a lot lower cost than private colleges and a virtually assured job upon graduation. The Department of Education then forecast that 80% of jobs in ten years would require post secondary education, while only 25% of our population was so educated. Ivy educated investors and analysts then looked askance at DeVry's privately owned, for-profit colleges. No longer. It's difficult to remember a period when DeVry's quarterly earnings have not increased 20-25% from the prior year during the nearly ten years in which we have been shareholders.


In 1992, few thought Chuck Schwab's and David Pottruck's Charles Schwab's Mutual Fund Marketplace was about to revolutionize mutual funds distribution. Schwab, the very same technology-oriented discount broker that had led the way on May Day in 1975 when stock brokerage commissions became negotiable! Who would have thought this Silicon Valley-based technology business disguised as a discount stock broker would then be the leader in reinventing full service brokerage with an Internet backbone in 2000? Chuck and Dave. That's who. Schwab's customer assets have grown 40% annually since we first invested in 1992 while that company's earnings have grown at about the same pace.

In 1993, George Blumenthal and Barclay Knapp somehow raised the financing necessary to acquire a U.K. cable television franchise that could also offer residential and business telephony services to compete against the notoriously poor service provider British Telecom. NTL has since acquired a communications tower business and most of its cable competitors. It has successfully obtained both telephony and cable customers, begun to offer Internet access and digital television, raised billions in capital, most recently from Microsoft and France Telecom, and has recently begun to expand its services to Continental Europe. Whew! NTL's most recently acquired cable franchises in the U.K. offer great opportunity since their results are much less favorable than the existing NTL businesses.

In 1995, few recognized that hardcharging Michael Mark's Flextronics would have the opportunity to provide outsourced manufacturing services to the likes of Motorola, Ericsson, Microsoft, Hewlett Packard et. al. by manufacturing for them in low cost jurisdictions such as China, Mexico and Eastern Europe and, at the same time, grow his business twenty fold in five years with the potential to quadruple it again in the next five!


In 1996, investors had not yet recognized that Mac Tichenor's Hispanic Broadcasting would be able to dominate Spanish radio with its carefully researched programming that catered to a rapidly growing Hispanic population. With great programming driving ratings ever higher, its aggressive sales force would sell its leading market shares for rapidly increasing "power ratios." Ditto in 1997 for Jerry Perenchio's even more dominant Spanish television station business, Univision, with its unique programming that was almost impossible to duplicate. In 1998, Steve Dodge recognized before others the explosive incipient demand for wireless communications towers. Steve raised the capital, and acquired and built American Tower into the largest U.S. communications tower business. American Tower will continue to grow rapidly due to strong demand for wireless voice and broadcast services. Utilization of its towers could soar with demand from wireless data services, e.g. "the Internet everywhere and anywhere all the time."


The potential benefits of long term investing?...huge untaxed appreciation for individuals . . . compounded returns in businesses where portfolio managers and analysts develop business expertise . . .


The table below lists Baron Asset Fund's small cap investments that have already been so successful they are no longer small cap investments. We think all continue to offer our fellow shareholders the opportunity to at least double their money again within the next four years. The power of growth. And, the power of the visionary, hardworking, ethical, smart executives who make it happen. When investors question our admiration and respect for and relationships with the executives who run the companies in which we invest, we direct their attention to the table below. It's too bad, of course, that we, on occasion, misjudge people. But, overall, as you can see, the results of our program to "invest in people, not just buildings" have been positive.

                       B A R O N    A S S E T    F U N D

Table II. Successful small-cap investments (no longer small caps, but still offer significant opportunity).




                                     Date                            8/4/00
                                Initial Purchase    Appreciation   Portfolio %
                                -----------------   ------------  ------------
Robert Half ..............           1991               75X           8.1%
DeVry ....................           1991               19X           3.5%
Charles Schwab ...........           1992               60X          18.4%
NTL ......................           1993                7X           4.1%
Flextronics ..............           1995               19X           6.6%
Dollar Tree ..............           1995                8X           3.1%
Hispanic Broadcasting ....           1996                8X           1.4%
Cox Radio ................           1996                5X           0.6%
Westwood One .............           1996               10X           0.7%
Univision ................           1997                7X           0.8%
American Tower ...........           1998                3X           4.2%
United Globalcom .........           1998                6X           0.4%
Four Seasons .............           1998                3X           1.2%
                                                                     ----
                                                                     53.1%


After studying the table above, you shouldn't be under the illusion it's been easy to continue to hold our most successful investments after they have achieved substantial price appreciation and increased sharply as a percentage of our portfolio. While our focus is on "business risk," not "stock market risk," many investors worry about greater fund share price variability that may result from large portfolio holdings. For example, due to Charles Schwab's great business successes and resultant tremendous stock price appreciation during the past eight years, its stock has become a large portion of our investment portfolio. Schwab's business prospects remain very favorable. But, we have listened to the concerns expressed by our financial planner shareholders regarding sizable holdings. As a result, we have opportunistically reduced our investment in Charles Schwab by more than a third during the past two years. This is the first time we have sold shares in Schwab since we began to invest in that business in 1992. Schwab's shares have, nevertheless, continued to increase in value faster than the rest of our Fund. And, during the past two years, despite these sales, Schwab has actually increased as a percent of the Fund. It reminds me of an interview I had read years ago with the late T. Rowe Price, the fund manager. Mr. Price was lamenting that if he hadn't continued to sell his fund's shareholdings of IBM to provide his shareholders with a more diversified portfolio his investors would find more palatable, his fund would have performed a lot better. As the portfolio manager, as well as the largest individual shareholder of Baron Asset Fund, I will continue to manage Baron Asset to achieve strong results over the long term while mitigating portfolio business risk. At the same time, we will remain sensitive to the wishes of our fellow shareholders.


 . . . the 28 smaller companies that represent 46.9% of our assets and were purchased principally in recent years also provide Baron Asset potential to grow our per share value significantly . . .

Six businesses, about 7.0% of our investments, were purchased before 1996 and are still classified as small cap companies. We believe these companies, as well as our other small cap investments that were purchased from 1996 through the present, are fast growing and well managed and have ample opportunities to become a lot larger. All have low price earnings ratios, cash flow multiples modest relative to their growth rates or asset values significantly in excess of current stock market prices. Therefore, we believe, all offer potential to achieve much higher stock valuations relative to their business' earnings, cash flows or asset values. So far, we have earned about 1.5X our initial investment in specialty finance business DVI since 1991. We've earned 4X our initial investment in Ed Christian's small market radio and television business Saga Communications since 1992; 1.7X our initial cost in Steve Roth's New York real estate owner/developer Alexander's, also since 1992; 2.5X our initial cost in Jim Mooney's specialty chemical company OM Group, (Mitch Rubin's first research project at Baron Capital in 1995); and about double our money since 1995 in Chuck Fabricant's oil service boats company, Seacor. We're not making money yet in Gary Parson's wireless communications network and XM Satellite Radio's controlling shareholder, Motient, that we purchased first in 1993. At various times since our initial investment in Motient we have actually had large, but ephemeral, "paper" profits. We regard the Motient investment as sort of public venture capital, but it does offer potential ten times plus returns in the next several years.

Of the 22 investments made since 1996 that are still smaller companies, ten have increased significantly from our initial cost. This includes private college Education Management, 3X; insurance and business data base provider ChoicePoint, 2.3X; rapidly consolidating gas utility Southern Union, 1.5X; Commonwealth Telephone, 2.5X; satellite radio company Sirius, 2.5X; private college operator Apollo, 1.5X; phone company, Internet service provider CoreComm, 2.0X; trade publisher Primedia, 1.5X; satellite radio XM Satellite, 3X and rural phone company Citizens Communications, 1.5X. Twelve are so far not profitable or only marginally profitable, including hotel franchisor Choice Hotels; resort owner Sun International; furniture manufacturer Natuzzi; the venerable auction house Sotheby's; Polo Ralph Lauren; drinking glass manufacturer Libbey; cash and carry food wholesaler Smart & Final; furniture manufacturer and retailer Ethan Allen; nursing home operator Manor Care; radio broadcaster Citadel; ski resort Vail Resorts; and amusement park operator Six Flags.

The above 28 investments, which we regard as "immature" and offering great potential, sort of the way my wife regards me, I suppose, continue to offer strong growth prospects for our Fund. In fact, we think perhaps nine offer "ten-bagger" potential or more during the next several years. We'll see. But, at least the open-ended business development potential is there.


--------------------------------------------------------------------------------
BUSINESS PERFORMANCE

 . . . most of our businesses increased earnings significantly in the June quarter . . . although their stock prices did not consistently reflect this progress.

Earnings and cash flow for most businesses in which we are shareholders grew strongly in the June quarter. This was a continuation

                       B A R O N    A S S E T    F U N D

of first period results. But, unlike the first period, the performance of their stocks in the second quarter would have been difficult to predict based upon earnings, cash flow or any other metric you might choose to measure growth. Over a time period longer than three months, we expect stock price performance to be closely correlated to business growth, offering Baron Asset current opportunity, we believe.

Dollar Tree reported its second quarter sales gained 33.5% and net income grew 47.9%. If comparable store sales for retailers increase more than low single digits, that is considered favorable. Dollar Tree's comparable store sales increased 14.3%! Not unexpectedly, its stock price gained.

Hispanic Broadcasting's second period revenues increased 25% and broadcast cash flow increased 17.8%. The company used its strong sales gains to invest in sales, programming and Internet initiatives penalizing short term margins. Same station radio revenue growth greater than single digits is considered favorable. Hispanic's same station revenues increased 18.6% and third quarter "pacings," indications of future same radio station revenue, increased 17%. Hispanic's shares fell in the quarter.

Robert Half's June quarter revenue increased 35% and its net income increased 38%. Following years and years of very strong comparable office revenue increases, its largest division, Accountemps, specialists in temporary accounting and finance executives, grew "same store" Accountemps revenues nearly 24%. Half's heavy investments in both web and physical candidate sourcing efforts during the past two years, while penalizing margins about 200 bp, are favorably impacting results. Robert Half's stock price increased.

Apollo International reported May period degree enrollments increased 19.2%, revenues increased 21.3% and earnings per share increased 34.8%. Apollo's more mature campuses, i.e., those open before 1995, increased their enrollments a very strong 15.9%. Apollo's newer campuses, growing from much lower bases, increased enrollments even more dramatically. Online enrollments increased 44%. University of Phoenix Online tracking stock is in registration with the SEC. Apollo's shares declined in the quarter.

Flextronics' June quarter earnings per share increased 95%, its revenues jumped 139%. The $10 billion annual revenues business announced an agreement to outsource certain manufacturing for Motorola that could exceed $30 billion in five years. When we invested in Flextronics in 1995, annual revenues approximated $500 million and I think we didn't make money on the investment for more than a year! Flextronics continued to expand its worldwide geographic manufacturing capacity as well as its production capabilities in the quarter. Flextronic's shares fell about 2% in the quarter.

High value added, metals-based, specialty chemicals producer OM Group reported June quarter earnings increased 30.5% while revenues, boosted by a highly accretive acquisition, increased 122.1%. Its share price fell.

Over the long term, we believe that if a business doubles in size, normally so does its share price. During the past nearly two years, not just in the current quarter, this has not been the case for many smaller and mid-sized non-technology businesses in which we are shareholders. In instance after instance, these stocks have underperformed their businesses. This performance disparity is starting to be corrected. But, there is a still a lot of catchup that must occur before our stocks reach parity and share prices again grow at the same rate as their businesses. In addition, our communications and media stocks have fallen sharply this year while their businesses have continued unabated strong growth offering further excess performance opportunity.

--------------------------------------------------------------------------------
BUSINESS NEWS

XM Satellite Radio . . . closes $235 million convertible preferred private placement. The preferred shares are convertible into XM common shares at $26 per share. Honda invested $50 million as the lead strategic investor in this financing. Honda joins DIRECTTV, Clear Channel, General Motors and Motient as shareholders. Baron Asset Fund invested $31 million in this round, adding to its prior investments, made during the last year, which have since increased sharply in value. The new capital will fund XM's business through commercial launch of its nationwide satellite radio service. Digital satellite radio is the first significant technological advance in radio services since FM radio was introduced nearly 50 years ago. XM Radio and Sirius Radio, in which we are also shareholders, will each offer subscribers 100 narrowly targeted digital radio stations. Listeners not well served by current radio shows that are necessarily targeted to achieve mass audience appeal will find attractive programming, e.g., live concerts, news-talk, show tunes, Hispanic, innovative '60's and '70's rock stations with djs and sound clips from those eras. Other digital programming designed by and for individual listeners, e.g., mass customization of news, sports, weather, is also possible. While most channels will have no advertising, there will be some advertiser sponsored shows. The dream? If as successful as surveys indicate possible, by 2007 XM could have 18 million subscribers (as could Sirius) paying $9.95 per month subscription fees. An additional $8 per subscriber per month could be obtained from limited advertising. XM's potential $4 billion annual revenues and $2 billion annual cash flow could then be valued for 10-15 times XM's current share price, well worth the speculation, we think.


Sotheby's . . . elects four new independent directors including Steve Dodge, Chairman, American Tower, the leading U.S. communications tower business; George Blumenthal, Chairman, NTL, a leading U.K. cable television, communications tower, telephony and Internet service provider; Dr. Henry Jarecki, founder, Moviephone, as well as of several other communications and trading businesses, and a psychiatrist, to boot, which I guess could be as useful as any of his other qualifications; and Brian Posner, a well respected, former Fidelity fund manager and analyst. Sotheby's now has highly regarded media, communications, wireless and Internet experienced Board members to advise and oversee its Internet initiatives. In addition, a

                       B A R O N    A S S E T    F U N D

committee of independent directors has been formed to oversee the DOJ investigation. With the obvious exception of a few interested parties who will be required to recuse themselves when many issues are even discussed, we are confident members of the new Board will act decisively and in the best interests of not just all Sotheby's shareholders, but also its employees, customers and community.

It was also announced that company outside legal counsel will investigate a purported offer made last year by Bernard Arnault, LVMH's chairman, through the head of Lazard Freres, to ex-Chairman Alfred Taubman to purchase Sotheby's for more than $45 per share. The alleged proposal had not been reported to Sotheby's Board. The investigation will try to determine the facts of this incident and if Sotheby's former chairman acted in accord with his fiduciary obligations.

As noted previously, Sotheby's physical auction business continues to perform very well and its managers, experts and other employees must be given great credit for these results. In addition, Sotheby's efforts to provide greater focus by allocating resources more effectively to obtain and market property that offers the greatest potential should boost future profits. For example, about 70% of the items Sotheby's sells at its physical auctions have values of less than $5000 and have similar costs allocated to them as are attributed to items that sell for many hundreds of thousands or even millions of dollars. Sotheby's has an opportunity with its Internet auctions to not just increase its reach and sales many fold over current location constrained physical auctions, but to reduce costs and achieve greater price realizations as well. Of note, sothebys.com this summer auctioned one of six original copies of the U.S. Declaration of Independence on its web site and achieved a remarkable $8 million selling price (vs. $4-6 million pre sale estimate).

Southern Union . . . cheap valuation; favorable prospects to reduce customer care costs with Internet provisioning; IPO of strategic Capstone Turbine investment successful. In an age of electricity deregulation, electric power businesses are acquiring gas distribution companies for both offensive and defensive purposes. Last year, the average gas utility acquisition, not including those made by Southern Union, was made for about $3300 per gas customer. Southern Union acquired gas utilities last year for about $2200 per customer. Southern Union's shares have a current stock market value of about $1400 per customer. Due to financial leverage, $3000 per customer would translate into a share price in excess of $50 per share. Natural growth in existing markets occurs for about $1000 per new customer, providing additional value creation. Further, Southern Union's general and administrative costs represent a significantly lower percentage of its revenues than the companies it has acquired, also offering opportunity. Of course, in the virtual world in which we live, it should certainly cost a lot less to bill and provision electronically through the Internet, than physically, also offering significant potential opportunity. During the past few years, Southern Union has made several relatively small strategic investments in four privately owned businesses. All can enhance the services provided by Southern Union to its customers . . . and help it get more customers. Advent provides high speed communications connectivity using a hybrid coax and fibre system that is about 50X faster than existing DSL and cable modem technology. Pointserve offers dynamic interactive scheduling for service calls applicable not just to gas service (where costs have been reduced significantly), but for plumbers, gardeners, cable tv repairmen, etc. Servana provides consumers with an interface for the new services being offered by Southern Union's affiliated businesses. Capstone Turbine's MicroTurbines provide low cost, efficient and low maintenance, commercial electric power generation that can be effective for load management. At the end of June, Goldman Sachs led an IPO for Capstone Turbine Corporation. Southern Union's $10.6 million private investment has a current stock market value of more than $200 million! And, there could be three more where this one came from.

Manor Care . . . government reimbursement for Medicare becomes more favorable. Last year, Federal government Medicare payments for services to long term care facilities, i.e., nursing homes, fell from $16.7 billion to $11 billion, well below HCFA's targeted reimbursement of $14.5 billion. The shortfall was caused by the implementation of HCFA's "prospective pay" methodology. While the government cut service provider rates, facilities' profits were also hurt by rising costs, most importantly rising labor expense. The not-surprising result? Most nursing home businesses are now bankrupt. Manor Care, however, with its reliance upon private pay patients and its strategy to care for patients with greater "acuity" (sicker patients), has not just survived but, is beginning to grow again. HCFA recently announced it will delay indefinitely the implementation of further adverse reimbursement rules and, in fact, may actually increase payments to homes. Too late for most. But this should help Manor Care boost its cash flow from a little more than $300 million in 2000 to nearly $350 million next year. While that's a nice improvement, it will still leave the company more than $50 million below peak earnings. But, in the land of the walking wounded and the fallen, the guy still standing is the king! Manor Care's share price has declined more than 75% from its peak two years ago, a $3.5 billion hit to shareholder value. We think this is pretty severe relative to the company's cash flow impairment that may even prove to be temporary. Manor Care's share price has only recently begun to recover.


--------------------------------------------------------------------------------
OTHER DEVELOPMENTS

Ninth Annual Baron Investment Conference: October 20, 2000. 8:00 AM through 4:00 PM. Grand Hyatt, New York City. Great speakers. Surprise entertainment. Don't miss it!

For more than thirteen and a half years since Baron Asset Fund's inception on June 12, 1987, we have tried to provide our shareholders with enough information to allow you to make an informed decision about whether Baron Funds is a suitable investment for you and your family. Baron Funds' quarterly reports describing our investments and strategies is the information I would like to have if our roles were reversed. We regard our annual shareholder investment conferences as another opportunity for you, our shareholders, to become more knowledgeable about your investments in Baron Funds.

                       B A R O N    A S S E T    F U N D

Each October since 1992, we have invited the chief executives of five businesses in which we have significant investments to speak with our shareholders at our annual conferences. The executives first describe in 30-minute presentations the businesses they lead and the prospects for those businesses. The presentations are similar to Wall Street "dog and pony" shows analysts and portfolio managers attend to initially become familiar with a company and its management. The talks are often, but not always, accompanied, and often enlivened, by film clips and slides. Charles Schwab's David Pottruck and Four Season's Issy Sharp spoke informally last year and completely "off the cuff" as did Polo Ralph Lauren's Ralph Lauren the year before . . . and received unusually warm receptions from our conference attendees. In fact, virtually all executives who have spoken over the years have been very well received and been quite successful "connecting" with our shareholders. Each talk is followed by a 15 minute question and answer session with our shareholders.

Following lunch, I will address our shareholders. My talks in the past have focused on our investment strategies and philosophy. Last year I spoke about "Value Investing in a Virtual World." A copy of that presentation, including slides, is available by request at our web site www.baronfunds.com or by phone at 1-800-99-BARON. After my talk, unlike our other speakers who answer audience questions for a limited time, I have always answered questions until you tire of asking them. You may also ask our other portfolio managers and analysts any questions you'd like. No holds barred. Last year our shareholders questioned us for nearly two hours before filing out to our surprise lunchtime performer Billy Joel's "New York State of Mind."

We would not think of investing in a business on behalf of our Funds' shareholders before visiting and interviewing a business' management, speaking to their competitors and carefully studying available financial information. We call this our "kick the tires" research approach . . . and, after we kick the tires once, we keep kicking them regularly to make sure they're still o.k. We offer our shareholders each year that same opportunity, the chance to kick the tires of your investment in Baron Funds, to judge for yourselves whether the businesses in which we've invested on your behalf are appealing, have significant growth prospects and are attractively valued. You also have the opportunity to judge for yourselves whether the executives leading these businesses are forthright, capable and trustworthy. And, you get to judge the competency of your funds' portfolio managers, analysts and executives. Just ask us questions. We'll try to answer them.

Our conference begins at 8:00 AM for breakfast goes through lunch and will end this year in mid-afternoon with desert, music and an informal question and answer period with executives of several companies in which we are also shareholders, but who did not speak in the morning. Baron Funds' portfolio managers, analysts and executives, including me, will also be available at this time to answer any other questions you may have. Our speakers for this year's conference will be announced when our shareholder invitations are mailed later this month.

Please RSVP at 1-800-99-BARON or 212-583-2100 or e-mail us at info@baronfunds.com to reserve a place so that we can be certain we will be able to accommodate you. Space is limited. Only shareholders with tickets will be admitted. Last year almost 2000 guests attended and we expect similar attendance this year. Of course, as always, there will be no charge to attend our conference. We have set aside rooms in four hotels to accommodate our guests at "special rates." Unfortunately, as we noted last year, this is New York City and "special rates" here would not be so regarded in the rest of our country. We hope you'll be able to attend.

Thank you for investing in Baron Asset Fund.

We recognize that, for most individuals, deciding how to invest your hard earned savings to pay for your children's education, a new home or your retirement is one of your most difficult decisions. It must be especially difficult now since the stock market advance of the past few years, led principally by technology and Internet stocks, has not been inclusive of many other businesses. In fact, most non-technology and Internet companies, despite their strong business growth, have achieved only modest share price appreciation during the past two years. According to a recent interview with Neuberger Berman's Marvin Schwartz in Barron's, seven leading technology companies accounted for 4.5% of the S&P 500 in 1996 and were selling for 14-15 times earnings. By December 1999, the same seven companies represented 19% of the S&P 500 and were selling for about 55 times earnings. During 1998, the median performance for S&P 500 stocks was positive 3.9%. In 1999, it was minus 1.9%!

Baron Asset Fund's investment thesis is relatively uncomplicated. Baron Asset Fund invests for the long term in growth businesses purchased at what we believe are attractive prices. Purchasing stocks at good prices limits risk, we believe. We try to invest in businesses that will double in size and profits or cash flow in three to five years. We assume that if a business doubles in size, so will its stock price. But we cannot be certain we will achieve those objectives. As we have outlined in this report, business growth and share price performance have often been disconnected during the past two years. We will continue to invest in fast growing, inexpensive businesses whose valuations offer both downside protection and potentially significant rewards.

We hope our quarterly shareholder letters and annual investment conferences have made it easier for you to determine if Baron Funds is an attractive and appropriate investment for you and your family. We want to thank you for choosing to join us as fellow shareholders. We will continue to work hard to justify your confidence. Again, thank you for your strong support and interest. See you in October.



Sincerely,

/s/ Ronald Baron
-------------------
Ronald Baron
Chairman
August 4, 2000

[GRAPHIC OMITTED]

                ---------------------------------------------------
                              BARON GROWTH
                 2
                              FUND


                PERFORMANCE.................................................8

                INVESTMENT STRATEGY.........................................9

                CONCLUSION.................................................11






























                767 Fifth Avenue
                NY, NY 10153
                212-583-2100
                1-800-99-BARON
                baronfunds.com

--------------------------------------------------------------------------------
 BARON GROWTH FUND


QUARTERLY REPORT                                                 JUNE 30, 2000


Dear Baron Growth
Fund Shareholder:


--------------------------------------------------------------------------------
PERFORMANCE

Baron Growth Fund fell 6.8% during the quarter, underperforming both the Russell 2000 and the S&P 500, which fell 3.8% and 2.7%, respectively, during the period. Since the Fund's inception over five years ago, the Fund has generated a cumulative return of 249% (25.6% per year) which is identical to the S&P 500, and more than double the performance of the Russell 2000, +123% (15.7% per year).

These are Bizarre Times!

Small Cap Companies are Cheap

Baron Growth Fund invests in small cap companies. The investment performance of smaller companies in 1999, as measured by the Russell 2000, +21.3%, after under-performing by a record 30 percentage points in 1998 and after years of under-performance, was only slightly better than the performance of larger companies as measured by the S&P 500, +21.0%. In 2000, stocks of smaller cap companies are marginally outperforming stocks of larger companies. Over the last five years the performance of the Russell 2000, +95%, was cumulatively half the performance of the S&P 500, +191%. This relative under-performance of smaller companies has resulted in relative valuations of smaller companies that are compelling. Historically, small company stock prices have usually been able to sustain periods of strong outperformance relative to larger companies that last for years at a time from these price levels. More importantly, bottom up, we are identifying many investment opportunities in

PERFORMANCE                                  PERFORMANCE                                   PERFORMANCE
FOR THE 3 MONTHS ENDED                       FOR THE 6 MONTHS ENDED                        SINCE INCEPTION
JUNE 30, 2000                                JUNE 30, 2000                                 JANUARY 3, 1995 THROUGH
                                                                                           JUNE 30, 2000

 5                                           5                                             250  249.5%
                                                                      3.0%                              249.3%
                                                                                           200

 0                                           0             -0.5%                           150
               -2.7%                                                                                             122.9%
                                                                                           100
-5                       -3.8%              -5
     -6.8%                                        -5.5%                                     50

-10                                        -10                                               0


     BARON     S&P       RUSSELL                  BARON     S&P     RUSSELL                     BARON    S&P     RUSSELL
    GROWTH     500*       2000*                  GROWTH     500*     2000*                     GROWTH    500*     2000*
     FUND                                         FUND                                          FUND
--------------------------------------     ----------------------------------------      --------------------------------------
*THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL;
 THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

                      B A R O N    G R O W T H    F U N D

what we believe are great businesses that are selling at very attractive prices on an absolute basis as well as on a relative basis to larger cap stocks.


Value vs. Growth -- The Gap Narrows


The gap between the performance of growth and value stocks in 1999 was record setting. While the Russell 2000 growth index gained 43.1% for the year the Russell 2000 value index lost 1.5%! This gap has now begun to narrow. In 2000 year-to-date, the Russell 2000 value index is ahead of the growth index by 16 percentage points. Our focus is on buying what we believe are great businesses with significant growth prospects at reasonable prices. We believe these companies will double in size within four years. We call our style a value orientation toward growth. As value returns to favor, we believe we will benefit.


It's Been a Trading World


Traders have been big winners during the last year; not investors. The combination of unusual stock price volatility and retail momentum investors in mostly technology oriented, limited float stocks has been nirvana for day traders. Even larger, more established, institutional investors or mutual funds that have a momentum style and high turnover have benefited from this trading oriented environment. It is our belief that this, too, will end. We believe that when, not if, normalcy returns to the stock market, investing, investing for the long-term, which is what we do, will once again generate superior long-term investment results.


--------------------------------------------------------------------------------
INVESTMENT STRATEGY

Baron Growth Fund is a long-term investor in growth businesses purchased at what we believe are attractive prices. While we are disappointed by our most recent results, we believe the current market environment is advantageous to our research driven, fundamental investment approach as it allows us to deploy our capital into great companies with terrific prospects at, what we believe to be, fire-sale prices.


Over the past year, we have reshaped Baron Growth Fund away from larger capitalization and income oriented investments and focused on finding exciting, new businesses with great management teams and expansive long term opportunities. This evolution is nearly complete and we are encouraged by the terrific business results that many of our investments are enjoying. While we are disappointed in the market's seemingly lack of interest in fundamentals, we continue to expect stock price performance to mirror business fundamental performance over the long term. As such, we are as excited as ever about the prospects for the Fund. We outline below some of the recent developments at some of our portfolio companies, which, we believe, highlight these prospects.

Flextronics

During this last quarter, Flextronics announced a pact with Motorola which, according to estimates from the two companies, could result in $30 billion of revenue for Flextronics over the next 5 years. We believe that this pact is an important milestone for both Flextronics, and the electronics manufacturing services (EMS) industry as a whole.

Motorola is already a large and satisfied customer of Flextronics. This agreement promises to turbocharge that relationship, mainly by integrating the information technology (IT) systems of the two companies. Once these systems can talk to each other, Motorola will be able to monitor and direct production at Flextronics' facilities almost as easily as they handle their own plants. Although Flextronics will still bid competitively for contracts on specific product lines, and the company will not be the sole manufacturing partner of Motorola, we believe that this pact is a significant endorsement of Flextronics' importance to Motorola's production. Motorola outsources manufacturing to 25 companies right now, and intends to whittle that number down to a few EMS partners that can work closely and seamlessly with Motorola over time. As this consolidation takes place, we believe that Flextronics will enjoy a real competitive advantage thanks to this IT integration.

The Motorola-Flextronics announcement also further highlights the growing momentum in the EMS industry as a whole. It indicates that the role of EMS partners is becoming more central to the strategy of almost every electronics company. In polls of large electronics OEMs, 50% say they plan to outsource substantially more of their manufacturing needs in the near future and up to 60-90% of their manufacturing, eventually. Including Flextronics, the EMS industry handles only 15% of electronics manufacturing in the world today. Currently the most eager to outsource are US-based manufacturers, but European companies have been equally eager, as they've jumped on the bandwagon in the last several years. Only the Japanese, renowned for their prowess at electronics manufacturing, have been resistant to the notion of relying on external manufacturers.

Consider cell phone manufacturing, dominated by companies such as Ericsson, Nokia, Motorola, etc. Cell phone manufacturers spend $55 billion per annum manufacturing phones. This sum is growing as an ever-wider swath of the world's landmass becomes populated by the cell phone culture. Mobile phone manufacturers only recently opened the gates to outsource products, and only 7% of total cell manufacturing is managed by EMS companies. But the trickle of initial contracts is rapidly turning into a flood, and contracts worth billions of dollars are now being proposed.

One of the key enablers of large-scale outsourcing is improved IT systems. Thanks to revolutionary advances in computing and networking, even large companies can react quickly to changes in demand and design specifications, and these changes can be communicated instantaneously to manufacturing partners if

                      B A R O N    G R O W T H    F U N D

their IT systems have been upgraded and integrated, saving both time and money in the process. As OEMs continue to look for outsourcing partners, we believe that they will concentrate their relationships on those few partners that prove reliable in providing the systems that can maximize the benefits of these improvements. We believe that this evolution will drive further expansion of Flextronics' operations.


Four Seasons

There had been a lot of internal ridicule when we first invested in Four Seasons Hotels and Resorts about two years ago. The obvious critique was that the due diligence trips to visit their properties were the underlying goal. While their hotels truly are extraordinary, the real draw was the company's hugely profitable business and extraordinary growth prospects. In fact, we still haven't made it to Nevis for due diligence.

As many of you know, Four Seasons, headquartered in Toronto, Ontario, is the world's premier luxury hotel operator. The Company currently manages 48 hotels and resorts in 20 countries with more than 14 thousand rooms. These hotels are managed under long-term management contracts that extend for up to 80 years, and are virtually non-cancelable. Moreover, Four Seasons is paid both a percentage of revenue and a percentage of profits, without having to own the property. This presents a highly stable and extremely profitable business with high profit margins (approximately 70%) and extraordinary free cash flow.

As we've noted in previous letters, Four Seasons is enjoying one of its strongest growth periods in its history, with five hotels opening in the last 12 months and an additional 19 properties in 12 countries under construction or in advanced stages of development that will open over the next several years. This development pipeline, as well as a robust worldwide economy, is driving terrific financial results for the company. Four Seasons recently announced over 30% revenue growth and almost 60% EBITDA growth in the most recent quarter, soundly beating even the rosiest of analysts' estimates. Moreover, the portfolio's revpar (revenue per available room) growth remains at a substantial premium to the average deluxe lodging chain, confirming Four Seasons' strong brand loyalty and dominance in the luxury space.

Four Season's stock has appreciated almost 4 fold since our initial investment in the fall of 1998 and the stock has advanced roughly 55% over last 12 months compared to an 8% increase in the S&P. Nevertheless, with operating profits still expected to double over the next several years, we continue to believe that Four Seasons has great return prospects from here.

Sirius Satellite launches satellite....XM announces further funding


Our Satellite radio companies, XM Satellite and Sirius, continue to hit important milestones. Sirius launched the first of its three satellites on June 30th, and XM is on track to launch its first satellite in November of this year. As you may recall from our prior letters, XM and Sirius are the two companies which won licenses from the FCC to offer 100 channels of digital, nationwide radio services via satellite. Their business plans are built on marketing $10/month subscriptions via partnerships with auto manufacturers and electronics retailers.

We believe that satellite radio will offer the best content and the best DJs in radio. The promise is to provide a much better media experience than traditional AM or FM radio, which is laden with commercials and concentrated on a few popular formats. We believe that better content and nationwide coverage will drive high levels of consumer adoption which could translate into substantial financial returns for both companies.

XM has lagged behind Sirius in financing its business plan, but on July 10th the company announced an agreement for a $235 million round of funding. This is a significant milestone and should carry the company through launch of service. We at Baron Funds contributed $35 million in this round, and other investors included American Honda, Madison Dearborn, DirectTV and Columbia Capital.

We continue to believe that both XM and Sirius are well positioned for success. The radio services will be available for consumers in 2001, and we believe that the stock prices of each company will appreciate many-fold if their internal plans are accomplished.


Dollar Tree

Dollar Tree has been one of the most successful retailing investments at Baron Funds over the past several years and the company continues to hit on all cylinders. It's hard to believe, but Dollar Tree currently has over 1,600 stores open today in 35 states, up from 350 stores only 7 years ago. Almost harder to believe is the fact that the chain could generate almost $2 billion in sales this year. That number seems unfathomable given that every piece of merchandise in the store is sold at the fixed price of $1.00. (Yes that means 2 billion items sold).

The company continues to post stellar financial results with same store sales up over 14% and operating earnings up over 45% in the recently released second quarter. In addition, Dollar Tree recently announced an exciting acquisition that increases the company's footprint in the important mid-Atlantic region. In May, Dollar Tree acquired Dollar Express in exchange for approximately 9 million shares (roughly $340 million) and the assumption of $30 million in debt. Dollar Express operates 132 stores in Pennsylvania and New Jersey, all in the $1 format. While slightly larger than the average Dollar Tree store, the Dollar Express stores had good sales productivity ($1.2 million per unit) and a strong operating team.

Although we have based our investment thought process principally on Dollar Tree's organic growth prospects and flawless execution, it is notable that this is the fourth sizable acquisition that the company has made in the last 4 years. In addition to Dollar Express this year, in 1996, Dollar Tree bought Dollar Bills,

                      B A R O N    G R O W T H    F U N D

a 136 store chain based in the mid-west for approximately $55 million, in 1998, 98 Cents Clearance Centers with 66 stores in California for approximately $90 million, and in 1999 Only $One in New York with 24 stores for a little over $20 million. In total, these acquisitions have contributed nearly 360 stores to the chain as well as critical footholds and distribution capacity in new markets. While many companies have had difficulty assimilating acquisitions into their core business and culture, Dollar Tree's acquisition record has been terrific with substantial same store sales gains at each of the acquired chains' stores as well as expanded operating margins in the twelve months following the acquisitions.

This acquisition success notwithstanding, we continue to focus principally on the company's organic growth prospects, which remain exciting. The company's 1,600 store base could easily expand to 5,000 or more without beginning to worry about saturation, leaving room for years of continued store base growth. The company has prudently managed to a 20% annual store base growth target (slightly higher in square footage) rather than push its expansion much faster (as many retailers have done in the past). When combined with steady same store sales gains, this could continue to fuel 25% revenue growth for the company for the foreseeable future. With the operating leverage that Dollar Tree has historically exhibited, we believe that this revenue growth could translate into +30% annual earnings growth for at least the next several years.

Importantly, this growth should continue to be accomplished while also generating (rather than consuming) free cash flow. Dollar Tree currently has over $55 million in cash on the balance sheet which could grow to well over $200 million by year end as fourth quarter sales come in. The company continues to generate extraordinary 100% unit level returns on capital (meaning new stores generate enough operating profit to return all invested capital within the first year). Under our projections, over the next several years, we expect Dollar Tree to grow its store base to in excess of 3,000, its revenue to more than $4 billion while at the same time generating over $1 billion in excess cash. Pretty good numbers when you never raise prices.


Saga Communications

Saga is an investment that the Baron Growth Fund has held since the Fund's inception. The company is a very conservatively managed radio group with 54 stations in 14 markets. While other radio companies have consolidated their stations in major cities, often at extremely high prices, Saga has always maintained a focus as a small market operator. As such, as an investment, Saga has, in our opinion, always presented a much different risk/reward ratio from our other radio investments. Saga's smaller markets were never as fragmented as large market radio, so Saga could not benefit as much from deregulation and consolidation. Nonetheless, the bottom line has grown steadily in this strong advertising market, and, in our opinion, we bore far fewer risks from competition or financial leverage.

This year's free cash flow at Saga is likely to post a roughly 20% growth rate despite little Internet advertising in Saga's small markets. And, the stock trades at approximately 20x free cash flow, a multiple that is, in our opinion, reasonable and sustainable into the future. If underlying free cash flow continues to grow at approximately 20% per annum, as we think it will, then we as shareholders can expect to see similar rates of growth in the value of our shares over time. Meanwhile, the company has a very light debt load and thus carries little financial risk. Moreover, if the private market prices of radio stations soften, dry powder is available to take advantage of opportunities.

Saga is seeing a few opportunities for acquisitions of late, and has recently bought stations in Ithaca, NY, Springfield, MA and Champaign, IL. So far in 2000, the company has announced $40 million of acquisitions, compared to $36 million in 1998 and 1999 combined. The acquisition strategy is disciplined, with ROI justifications built on reasonable multiples of future cash flows. For the current crop of acquisitions, the company is paying roughly 12x next year's cash flow. In addition, Saga continues to focus on stations with local market dominance. In Ithaca, for example, Saga purchased four stations which in aggregate garner 40% of the town's radio listenership and 40% of the market's ad dollars. This sort of market dominance, which Saga has repeated in other small markets, is one of our key investment theses that we believe will drive substantial future value as the industry continues to consolidate.

--------------------------------------------------------------------------------
CONCLUSION

We hope that these few summaries help highlight the investment thought process we are employing for Baron Growth Fund. While this most recent quarter has been a difficult one, we remain focused on the fundamental growth of the businesses in which we are invested. We are confident that by adhering to our research disciplines and focusing on long-term opportunities the Fund will once again generate strong investment returns, both absolutely, and relative to the small cap indices. Of course there can be no assurance that we can achieve this goal.


We continue to appreciate your support as fellow shareholders in Baron Growth Fund and we look forward to reviewing additional holdings with you in our future letters and at the shareholder conference in New York this October.


Sincerely,



/s/  Ronald Baron            /s/  Matt Ervin             /s/  Mitch Rubin
------------------           -------------------         ---------------------
Ronald Baron                 Matt Ervin                  Mitch Rubin
Chairman & CEO               Vice President              Vice President
August 4, 2000               & Co-Portfolio              & Co-Portfolio
                             Manager                     Manager

[GRAPHIC OMITTED]

                ---------------------------------------------------
                              BARON SMALL
                 3            CAP FUND


                PERFORMANCE................................................12

                PORTFOLIO
                COMPOSITION................................................13

                NEW IDEAS..................................................13

                RECENT RESULTS.............................................14

                CONCLUSION.................................................14

























                767 Fifth Avenue
                NY, NY 10153
                212-583-2100
                1-800-99-BARON
                baronfunds.com

--------------------------------------------------------------------------------
BARON SMALL CAP FUND


QUARTERLY REPORT                                                 JUNE 30, 2000


Dear Baron Small Cap

Fund Shareholder:
--------------------------------------------------------------------------------
Performance

Baron Small Cap Fund was flat in the June quarter. During the June quarter, the S&P 500 was down about 3% and the Russell 2000 was down about 4%, so our performance was above these barometers. Though the market has been more difficult this year, we are not too excited about being even for the quarter or year-to-date.

The Fund's best performers were Heidrick & Struggles, Career Education, Penton Media, Four Seasons Hotels, and SBA Communications. The stocks with the greatest negative impact on our performance were UnitedGlobalCom, CoreComm, Allied Riser and Frontline Capital.

As mentioned in the March 2000 quarterly report, the second quarter continued the market's trend of favoring well-performing companies in traditional industries over the burgeoning Internet, telecommunications or technology upstarts that were such great stocks in 1999. We continue to see opportunities in the "old economy" as well as the "new economy" so we have investments in both. However, Baron Small Cap Fund has consciously been focusing on finding new investments with more established companies and take some risk out of the portfolio. Because of this prediliction, and because of the volatility in the market which presents us good buying opportunities, we have been more active in and establishing new positions this quarter in paring back the portfolio to fund the purchases. We will discuss some new ideas later in this report.

PERFORMANCE                                  PERFORMANCE                                   PERFORMANCE
FOR THE 3 MONTHS ENDED                       FOR THE 6 MONTHS ENDED                        SINCE INCEPTION
JUNE 30, 2000                                JUNE 30, 2000                                 OCTOBER 1, 1997 THROUGH
                                                                                           JUNE 30, 2000

 1.0                                         3.0                     3.0%                  80
                                                                                               78.9%
                                                                                           70
       0.3%                                                                                              59.3%
 0.0                                         2.0                                           60

                                                                                           50
-1.0                                         1.0
                                                                                           40

-2.0                                                                                       30
                                             0.0
               -2.7%                                      -0.5%                            20
-3.0                                              -0.6%                                                            17.7%
                                                                                           10
                         -3.8%
-4.0                                        -1.0                                            0


     BARON     S&P       RUSSELL                  BARON     S&P     RUSSELL                     BARON     S&P     RUSSELL
   SMALL CAP   500*       2000*                 SMALL CAP   500*     2000*                    SMALL CAP   500*     2000*
     FUND                                         FUND                                          FUND
--------------------------------------     ----------------------------------------      --------------------------------------
*THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL;
 THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

               B A R O N      S M A L L      C A P      F U N D

--------------------------------------------------------------------------------
Portfolio Composition

At the end of June, we had assets of a little more than $1billion in the Fund. The Fund has about 50 positions, and remains relatively concentrated in industry focus and particular names. The top 10 holdings account for 41% of assets. The industry groups which make up the largest percentage holdings were Communications 21%, Media and Entertainment 18%, Business Services 13%, Retail/Restaurants 8%, Education 8% and Publishing 7%. The average median market capitalization of the portfolio was $1.2 billion. Turnover was under 50%. We ended the quarter with a cash position of about 5% of assets.

In the quarter, we added six new positions; Hain Celestial Group, Community Health Systems, Korn Ferry, Championship Auto Racing, Choice One, and Krispy Kreme Doughnuts. As we have stated before, we like to buy well performing, fast growing companies which we believe are unique and have superior managements with whom we can be long-term investors. It is critical for us to establish our positions at favorable prices so there is the potential for significant returns. We carefully follow many situations to pick our entry points. We also meet with a lot of companies during the IPO process, hopefully to establish our opinion before others. Secondly, we invest in "Fallen Angels", which we define as seasoned growth companies whose stock has suffered because of near-term issues which we feel will lift shortly and we can make good money as the equities become more rationally valued in the market. Our third broad category of investment is "Special Situations" -- spinouts, mergers, management changes -- where understanding events or complications enable us to find what we believe are long-term winners that are not yet obvious because of the circumstances.

Though our investments often straddle those three types, I would characterize three of the new investments as opportunistic purchases of unblemished growth companies, (one which dipped because of merger arbitrage, and two IPOs), two Fallen Angels (one because of operational and funding issues at comparables, and one because of losses incurred by an internally funded internet subsidiary) and one "Special Situation" (new management).


--------------------------------------------------------------------------------
New Ideas

Hain Celestial Group is America's leading natural/organic and specialty food company. Eating healthy and watching our diet have become a major focus of people's lives. The natural and organic products business has exploded, and presently is a $19 billion market, up from just $5 billion in 1992 and now growing well in excess of 20% a year. The majority of sales are still driven through natural food stores. However, more mainstream supermarkets, drug stores and mass merchants are devoting space to these products because of consumer demand and the higher margins they offer.

Hain was founded in 1993 to capitalize on these trends. The company has acquired or developed some of the most powerful brands in the industry including Westsoy Soy beverages, Celestial Seasonings teas, Health Valley cereals, Terra chips and Earth's Best baby foods, and as a company dominates 11 of the top 15 natural food categories as measured by syndicated data. Hain is renowned for product innovation and quality. Because of the equity it has developed in its brands, Hain has tremendous potential to develop product line extensions, cross sell its brands, and lead the charge with distributors and retailers to more ubiquitously distribute its products in the states and enter international markets.

The most important growth opportunities are in soy milk, where Westsoy is the nation's leading product. The soy milk category is about $300 million in revenues and Westsoy has a one third share. As the FDA continues to certify the health benefits of soy products and these attributes become more widely known, it is anticipated that soy milk could grow to be a $2-3 billion category and Westsoy could compound its growth at over 30% a year for the foreseeable future. Celestial Seasonings is a well-known, mostly grocery, brand and Hain plans to greatly expand its penetration into natural channels and expand distribution to food service and club accounts. A new iced tea product will be developed. Terra chips is a $50 million business that has outrun its manufacturing capacity. As multiple new plants are brought onstream, Terra could grow very rapidly towards $200 million in sales. These are astounding growth rates for the mundane food industry.

Hain's historical financial results are similarly impressive. Revenues have compounded at over 50% because of the acquisition program and strong internal growth rates. The portfolio of brands has been established at a relatively modest price, by acquiring well known brands which were underachieving with previous management. EBITDA margins have more than doubled through cost savings and leverage from the expanded top line growth.

We started to purchase Hain stock during the pre-closing period of the Celestial Seasonings acquisition, when it was disclosed that Celestial's near-term growth rates would be slowed by Hain's decision to clean out the inventory loaded in the distribution channel by previous management. This decision, which was obviously appropriate when explained by senior management, unnerved the market and caused the stock to decline from $38 to $22, which was the break we were looking for. By spending considerable time with top management, we decided that as opposed to being nervous about the near-term, the strength of some of Hain's other "power brands" was sufficient to maintain the company's 30% plus growth rate and the stock was cheap. We expect Hain to earn $ .85 in the June 2000 year, $1.40 in June 2001 and a $1.80 in June 2002. These reported numbers include $.20 of goodwill amortization, so cash earnings are closer to $2.00 in June 2001. We think the stock should trade at its growth rate, or 30x or so, and therefore feel the stock will more than double over the next year and triple off the bottom. Additionally, there has been much consolidation in the food industry (Nabisco, Best Foods) and we feel Hain is a very attractive acquisition candidate. Heinz owned 20% of the company, purchased in September 1999 at $29 per share when it sold Hain its Earth's Best brand. Heinz recently exercised its right to maintain its 20% holding in Hain by purchasing additional shares when the Celestial Seasonings deal closed, and has expanded its strategic alliance with Hain to develop the natural foods business internationally as well as distribute Hain products to new markets domestically. At 15 times fiscal year 2002 cash flow, the approximate multiple at which other, less attractive food assets have been trading, the stock would be worth $60.

               B A R O N      S M A L L      C A P      F U N D

The Fund purchased stock in Community Health Systems (CHS) in its initial public offering this May. CHS is the largest non-urban provider of general hospital healthcare services in the United States. This will be the fourth significant investment in "rural" businesses by the Fund, on top of our holdings in rural telco Commonwealth Telephone (a local exchange company), Rural Cellular (a small market cellular telephone service provider) and Province Healthcare (a rural hospital operator, much like CHS). Generally, these companies have superior managements, operating unique assets in less competitive environments, which results in terrific profit growth and good shareholder returns.

CHS, formed in 1985, was a successful public company until it was purchased in an LBO by Forstmann Little in July 1996. CHS just came public again to access capital to continue its growth. CHS now operates 51 rural hospitals, over 80% of the facilities are the sole providers in their respective markets. CHS's strategy is simple, to purchase underdeveloped hospitals where residents are leaving the community to receive medical care and attempt to recapture the medical spending with the goal of rebuilding share from 25% to 50%. CHS provides capital to facilities that was not available under prior not-for-profit ownership. The new funds are used to purchase equipment that enables the offering of new services (orthopedics, obstetrics, cardiology) or to build entirely new facilities. CHS has been particularly successful adding or enhancing the Emergency Room programs at most of its hospitals, which is an important generator of admissions in addition to being a profitable service. New physicians are recruited to the community to provide the new hospital services and feed the hospital with additional volume. CHS's experienced management team has also been successful in enhancing the financial performance of the hospitals by sharing operating successes across its portfolio and through corporate savings.

The financial model is very attractive. CHS typically purchases non-profit hospitals at 4-6x run rate cash flow, assuming some immediate cost savings to CHS. They expect to grow facility revenues at 8% per year and cash flow 12-15% as the facility enhancement program results in recapture of market share. Since the LBO in 1997, CHS has acquired 21 hospitals for $470 million and achieved results that exceed these guidelines. There are 2,200 rural hospitals in the country, so we think it will be easy for CHS to acquire 3-5 new facilities a year into the foreseeable future and greatly expand its holdings overtime. The combination of strong internal growth with the addition of new facilities each year should result in rapidly growing cash flow and earnings streams. We purchased our position at less than 8 times our estimate for year 2001 cash flow and feel the company should be valued between 12-15 times, which creates our price target of between $32-$43 versus our $14 cost.


--------------------------------------------------------------------------------
Recent Results

Across our portfolio, our companies have generally reported stellar results year-to-date. For instance, Heidrick and Struggles reported revenues growth of 44% and earnings growth of 66% through June and substantial progress developing its Internet recruitment subsidiary and with its investment portfolio. Career Education reported a 53% increase in revenues through June and an 85% rise in profits. They also announced new curricula at the schools and additional distance learning programs. SBA Communications reported 35% same tower revenue growth and an expanded new tower build and acquisition plan. Penton Media announced results well above expectations, and on a pro forma basis, is pacing to grow its cash flow at 30% in 2000 and almost that strong in 2001, based on the strength of multiple new trade show launches in the states and internationally. We are also enthused with the progress of the company's first Internet channel offering, the B2B Showplace, an online trade show which is getting great traction.

We had some poor performers, but not many. ITX missed its projections because of higher interest expense and delays in government funding of certain programs. We have since sold our shares. Six Flags suffered through terrible weather in many of its important markets and attendance was below expectations. However, the real hits to our performance in the June quarter and into the summer were in our telecommunications holdings, which have fallen out of favor in the market. We remain very excited about development at UnitedGlobalCom
(UGC), CoreComm and Mpower. UGC announced two significant transactions recently: that Liberty Media was increasing its position in UGC from 10% to 45% by contributing its portfolio of international cable and programming assets to UGC in exchange for additional equity. Also, United-Pan European, the European subsidiary of UGC, announced that it was combining its Internet portal Chello with At Home Excite's international business to create a more dominant company. Both of these developments we feel are extremely positive to UGC's goal to create scale and finance its ambitious growth plans. Though the stocks of our competitive local telecommunications companies (CLECs) have suffered, we maintain our conviction that these new entrants can garner significant market share from incumbent providers and earn very high equity returns in doing so. We are excited about the managements and operating results of our holdings and have added a new position, Choice One, to our portfolio, as the stocks have been under pressure.


--------------------------------------------------------------------------------
Conclusion

Thank you for investing in the Fund. Though this year has not been as lucrative as last year, we very much like our portfolio and look for good returns as the market recovers.

I look forward to seeing many of you at our Fall Investment Conference. Please also seek out Stefan Myktiuk who is instrumental in the mangement of the Fund.



Best regards,

/s/ Cliff Greenberg
-----------------------
Cliff Greenberg
Vice President
August 4, 2000

[GRAPHIC OMITTED]

                ---------------------------------------------------
                              BARON
                 4            iOPPORTUNITY
                              FUND


                PERFORMANCE OVERVIEW............................      15

                iOPPORTUNITY STRATEGIC
                OVERVIEW........................................      16
                CONCLUSION......................................      21

























                767 Fifth Avenue
                NY, NY 10153
                212-583-2100
                1-800-99-BARON
                baronfunds.com

--------------------------------------------------------------------------------
 BARON iOPPORTUNITY FUND


QUARTERLY REPORT                                                 JUNE 30, 2000


Dear Baron iOpportunity

Fund Shareholder:
--------------------------------------------------------------------------------
PERFORMANCE OVERVIEW

The second quarter of 2000 was a difficult one for investors focused on Internet and information technology companies as a combination of rising interest rates and stratospheric valuations finally caught up with many of these stocks. The technology heavy NASDAQ Composite index fell 13.3% during the quarter while the Morgan Stanley internet index fell an even deeper 29.9%. Many of the stocks within these indexes contracted by over 80% during the quarter.

Although we were able to take advantage of these volatile markets to invest a large portion of our capital at what we believe are attractive prices, the Baron iOpportunity Fund also fell during the quarter, losing 9.7%. As of the beginning of August, the Fund was over 85% invested.


Market Volatility; Building Conviction and Adhering to Disciplines


There has certainly been a sense of incredulity amongst professionals in the market this year as the volatility of stock price movements has accelerated. In the early part of the year, the stratospheric advance of certain stocks beyond any semblance of reasonable value claimed many "old world" investors as "victims" whose retirements or retrenchments were blamed on a disbelief in the insanity of the market's valuations (witness George Soros and Julian Robertson).

PERFORMANCE                                          PERFORMANCE  SINCE INCEPTION
FOR THE 3 MONTHS ENDED JUNE 30, 2000                 MARCH 1, 2000 THROUGH JUNE 30, 2000



  0                                                    0


 -5                                                   -5


-10                                                  -10
     -9.7%                                                 -11.0%
                   -13.3%
-15                                                  -15
                                                                           -15.6%

-20                                                  -20


-25                                                  -25

                                    -29.9%
-30                                                  -30

                                                                                            -34.3%
                                                     -35


     BARON          NASDAQ          MORGAN                   BARON          NASDAQ          MORGAN
 iOPPORTUNITY     COMPOSITE        STANLEY               iOPPORTUNITY     COMPOSITE        STANLEY
     FUND                          INTERNET                  FUND                          INTERNET
                                    INDEX                                                   INDEX
---------------------------------------------       ------------------------------------------------------
THE NASDAQ COMPOSITE AND THE MORGAN STANLEY INTERNET INDEX ARE UNMANAGED INDEXES. THE NASDAQ COMPOSITE
TRACKS THE PERFORMANCE OF MARKET-VALUE WEIGHTED COMMON STOCKS LISTED ON NASDAQ; THE MORGAN STANLEY
INTERNET INDEX OF ACTIVELY TRADED, HIGH MARKET CAP INTERNET STOCKS DRAWN FROM NINE INTERNET SUBSECTORS.

              B A R O N      iO P P O R T U N I T Y      F U N D

Not surprisingly, if you believe in Murphy's Law, the public demises of these storied investors occurred just before being proved correct in their distrust of recent valuations as technology oriented stocks came tumbling back to earth. Many market pundits cheered the bursting of the "bubble of speculative excess" in the technology and Internet sectors and many predicted the completion of the collapse of stock prices in the coming months as "rationality" was sure to return to the markets.

The freefall was halted somewhat by some initial earnings reports in early July (most notably Yahoo) which drove a powerful move upwards in many information technology stocks for several days, only to sell off again in mid July as other earnings reports and analyst downgrades captured investors attention.

The volatility in these stocks can be truly mindnumbing. It seems that, almost daily, the market is rapidly switching its seemingly singular focus from risk
(fear) to reward (greed) and back again with little pause to digest long term fundamentals.

While humbled by the market's potential to vastly overshoot rationality in either direction in the short term, we maintain our sanity by focusing on a long term horizon and a research driven investment approach. At Baron Capital, we have never attempted to predict what the market will do tomorrow or in the coming weeks (an endeavor, in our opinion, akin to flipping a coin). Our goal, on all of our funds, is to estimate what a given company will earn over the next several years by focusing on their business and industry. In our opinion, building conviction and adhering to a valuation discipline is critical to long-term investing success, especially in times of volatility. This, and a healthy dose of intellectual honesty and patience.

Conviction can be built only through exhaustive fundamental research focused on the long-term financial potential of companies and industries with an emphasis on management expertise, competitive advantage and barriers to entry. Valuation discipline can be constructed only through in-depth financial analysis and a realistic approach to potential future valuation parameters. Intellectual honesty and patience is required to sell and/or avoid buying stocks whose valuation does not afford the potential for great long-term returns despite seemingly robust current prospects.

--------------------------------------------------------------------------------
iOPPORTUNITY STRATEGIC OVERVIEW

In our first quarterly letter, we outlined our approach to investing for the Baron iOpportunity Fund. We will briefly review our approach here, then turn our focus to a more in-depth description of some of our initial investments and themes.

As we have often noted, the "i" in iOpportunity does not stand only for Internet. It also includes information technology, interactive communication and information systems' infrastructure (as well as many non-"i"-beginning businesses, such as telecommunications, media and entertainment, and business and consumer services). As such, ours is a diversified (rather than a sector) fund with the common thread being businesses that are utilizing the advantages of the Internet and the changing communication and information technology environment to create the potential for substantial future profits and, thereby, good stock performance. The fund embraces both newly created companies, as well as "bricks and mortar" companies transforming themselves for the new economy.

In order to balance our approach and segment our holdings, we have divided the Fund into five baskets that best describe the different types of businesses we are seeking. These baskets are:


1. Proven Leaders with Unbounded Future Opportunity -- companies that have ascended to recognized leadership positions with scaleable, profitable and sustainable business models.


2. Bricks and Mortar Converting to Clicks and Mortar -- existing businesses with substantially enhanced prospects for growth and profitability from embracing the Internet.

3. Leaders in Sunrise Industries Benefiting from Powerful Trends -- there are several "fundamental truths" that exist by virtue of the growth of the Internet which produce powerful business trends and sunrise industries. These include the increased use and dependence on the Internet for daily information and communication, as well as the derivative trends thereof, such as the increased demand for high speed bandwidth. By focusing on these themes, we hope to "swim with the current" of economic evolution rather than against it. We are looking for the leading companies benefiting from these macro trends.

4. Venture Capital Investments. Risky, yet potentially very rewarding young companies with new and superior technologies and practices at the vanguard of the information technology revolution.

5. Special Situations. Stocks where, although we may not yet have the required conviction to warrant a more substantial investment, the price of the stock is compelling related to both the current business prospects and a potential near term catalyst.

Over time, we expect companies within the portfolio to overlap baskets and evolve from one basket to another as their businesses mature.

Below we outline a few of the initial themes we have focused on in greater detail and describe some of our initial holdings. We hope this gives you some greater insight into our investment thought process.


Human Capital Management in the Electronic Economy

Throughout our economy, a "War for Talent" is raging as the demand for quality employees accelerates against a demographic trend that indicates a declining supply of people. Several studies indicate that people costs now make up over 60% of corporate spending and most executives will tell you that finding and retaining top quality employees is one of their top priorities for

              B A R O N      iO P P O R T U N I T Y      F U N D

improving their businesses. Yet, unemployment among "knowledge workers" is estimated at less than 1% in a robust economy whose overall unemployment rate is a paltry 4%. For high-tech and Internet firms, human capital needs are paramount as the growth in their businesses mandates a nearly insatiable appetite for quality employees. In these firms in particular, business success and failure often hinges not on their bricks and mortar but on the decision-making ability of their managerial staff.


The Internet is having several different and dramatic impacts on the human capital management process. First, until recently, the flood of new capital into, and the skyrocketing stock performance of, high-tech and Internet firms created a talent drain out of old economy businesses, as high and mid-level executives were wooed to new challenges at younger companies. This occurred at precisely the moment in time when those old economy businesses most needed their young executives to lead them in their own new economy evolution. In addition, the Internet provides a powerful information tool for employees to use in planning their careers, comparing their compensations and seeking more rewarding opportunities. This has led to a shortening of the average tenure of employees and an increase in their willingness to change jobs. Further, for those firms that embrace the Internet within their own HR departments, job boards and Internet tools can help dramatically decrease their cost of employee acquisition while also shortening the recruitment timetable.


It is against this backdrop that both the high-end executive recruitment firms and the more mid-level focused electronic recruiting companies are experiencing substantial growth. For Baron iOpportunity, we have invested in what we believe to be the two dominant firms in the human capital management space --TMP Worldwide and Heidrick & Struggles. The Internet and information technology are having substantial impacts in driving their top-line revenues. Notably, both also have substantial cash holdings on their balance sheets and have been, and should continue to be, extremely profitable businesses. As a result, both companies fit within both the "bricks and mortar" and "powerful trend" baskets described above.


TMP is the parent of Monster.com, the leading, global on-line employment site on the web. TMP is executing a strategy dubbed "Interns to CEOs" whereby the company aims to help candidates navigate their careers over time (from internships to CEO positions), while also profiting from providing value-added services to companies in their on-going recruitment efforts.


Although TMP, which has been in existence since 1967, remains the world's leading off-line recruitment advertising agency (dominating the yellow pages and classified advertising business segments), the most dramatic growth potential for the company is from its Monster.com subsidiary. Monster was founded in 1994 by CEO Jeff Taylor as one of the first Internet sites on the web (site number 454 out of all web sites to be exact). Today, with nearly 400,000 paid job listings and 4.5 million resumes, Monster dominates the on-line recruiting industry and is over twice the size and scale of its nearest competitors. In fact, approximately 50% of all "eyeball" time on employment sites on the web is spent on Monster.

As a result, Monster continues to be one of the prime beneficiaries of the substantial growth of recruitment time and expenditures on the web. The Internet is one of the first new recruiting tools to come along in the last 50 years, and it has been proven to save substantial time and money in the hiring process for most corporations. While the average fee to a headhunter for a mid-level manager generally exceeds $10,000, the average cost per hire on the Net averages about $1,000. In addition, the average time to hire in the off line world is approximately 90 days, while the average Internet hire can be sourced, interviewed and hired in approximately 30 days. These are the advantages driving the substantial increase in on-line recruitment spending over the last several years-from nothing several years ago to over $400 million in 1999, and a projected $750 million in the year 2000.

The Monster jobs database can be freely accessed by job candidates. The Company makes money by charging companies job listing and database search fees (as well as deriving some advertising revenue). For the last ten quarters, Monster and TMP's other internet business have posted sequential revenue growth in excess of 20% while also expanding operating profit margins towards 20%. We expect both usage and revenue growth to continue robustly for the foreseeable future as various initiatives (international expansion, AOL alliance, desktop tools for recruiters, among others) begin to contribute. In addition, operating margins should continue to expand as the company leverages its core technology infrastructure and sizable advertising budget over a larger revenue base. We project that Monster alone will generate over $500 million in annual revenue and a 25% operating margin within 2-3 years, and over $1 billion in revenue with a 38% profit margin over the next 5 years. This compares with a base of $370 million in annualized revenue at the end of the second quarter of 2000.

Oh, and by the way, TMP's non-Internet businesses last year generated over $1.7 billion in gross billings which led to over $630 million in commissions and fees to the company. Also, did we mention the over $500 million in cash on the balance sheet to fund future growth?

Heidrick & Struggles (which Cliff Greenberg has done the principal research on and owned for some time in Baron Small Cap) has been a leader in executive search for nearly 50 years and is currently the top executive recruitment firm in the US. The company has evolved over the years to its current emphasis on top level executive searches with a focus on high-tech companies. In fact, technology industry searches at Heidrick have grown by over 40% in each of the last two years and now represent over 30% of the company's revenue. Heidrick is currently enjoying one of the strongest growth periods of its history with revenue in the most recently reported quarter increasing 47% to $166 million and net income increasing over 100% to $10 million.

              B A R O N      iO P P O R T U N I T Y      F U N D

In addition to the powerful growth trends in its core executive search business, Heidrick recently founded a subsidiary company, LeadersOnline, to focus on Internet-based recruiting solutions for mid-level executives. LeadersOnline candidates who register on the site, free of charge, are matched with appropriate career opportunities and notified by e-mail of job openings posted by leading employers. The site offers a series of integrated tools as well as community resources and deep editorial content to prospective candidates to help draw them to the site on a regular basis. For example, in April of this year, Leaders entered into a strategic five-year alliance with Business Week, under which the Business Week Online Careers Channel and the LeadersOnline site will be linked. In addition, Business Week Online will supply editorial content for weekly newsletters to Leaders candidates as well as custom-publish a "LeadersOnline" magazine for registered members.

Leaders generates revenue by fulfilling placements for employers, similar to the core Heidrick search business -- a revenue stream that is growing faster than original expectations. From a standing start a little over a year ago, Leaders reported over $6 million of revenue in the second quarter of this year as compared to $150,000 in last year's second quarter and a little over $2 million for all of last year. An IPO of Leaders is planned for the second half of this year. Heidrick has been one of the top performing stocks in the Fund since inception and we look for continued strong core business growth and a successful Leaders IPO to propel still further returns.


Bandwidth and Broadband -- Focusing on the Last Mile and on Wireless
Transmission

Bandwidth is the oil of the Internet economy -- the basic commodity critical to fueling new generations of information technology-based businesses and applications. Demand for bandwidth has increased geometrically over the last decade as corporate networks (local and wide area), as well as corporate and consumer internet usage, have exploded. We believe that these trends are destined to continue for many decades into the future, creating a myriad of exciting investment opportunities.

However, before we talk about our bandwidth investment strategy, we should answer a simple question: What is bandwidth?

Bandwidth is the capacity of a communications link, such as the link between your home phone and a telephone company's central office. Signals sent down copper wires and through electrical boosting stations can be muddled by electrical interference of various sorts. This interference reduces the accuracy of the signal, which means that the reproduction at the end of the link doesn't necessarily accurately represent the original input. Certain frequencies are too high for effective transmission (your dog won't hear the dog whistle if you transmit that sound over the phone system), and some frequencies are actually too low for transmission. The difference between the highest and lowest frequencies that can be transmitted is the "available bandwidth" of the communications link. This definition holds whether we are talking about electrical signals sent down a copper wire or broadcast into the air; it holds even if we are talking about photons traveling down a fiber optic cable. This available bandwidth directly limits the amount of information which can be transmitted over a communications link (For those of you with technical interests, this limit is specified by Nyquist's Theorem). Hence, bandwidth is referred to as the capacity of a communications link.

The information technology world revolves around digital technologies, and the components of digital information are bits - the 1s and 0s of digital conversations. The amount of bandwidth available in a communications link is proportional to the number of bits that the link can transmit. When we talk about broadband, we're referring to a communications link that has enough bandwidth to transmit the many 1s and 0s that make up a large file, such as a video, without adversely affecting the consumer experience. Obviously, a large video file, such as a full length motion picture, has a lot more 1s and 0s than an e-mail or fax and therefore demands a robust broadband connection to be effective. Thus, with the daily increase in demand for all sorts of broadband applications (such as videos, music files, full color magazines) comes the daily increasing demand for broadband connectivity.

This brings us to the business models of the many companies attempting to profit from the explosive demand for broadband connectivity. As we noted above, we view bandwidth like oil, the fuel of the information economy -- however, like oil, it becomes subject to commodity pricing. It is difficult to differentiate one barrel of oil from another if they are of the same grade. Similarly, a broadband connection from one provider with the same bandwidth as another's can become indistinguishable. As portions of bandwidth provisioning become more commodity-like, returns on capital for the vendors of bandwidth will deteriorate as the only mechanism for competition becomes price. We believe that this trend can already be seen in certain long haul fiber carriers and the embedded long distance voice providers.

Our goal in Baron iOpportunity, like the other Baron Funds, is to strive to achieve great investment returns by investing in non-commodity businesses which can erect barriers to entry, compete on corporate advantages other than price and generate superior returns on their capital. Thus, our bandwidth and broadband investment strategy rests on dissecting the connectivity value chain to find those players which we believe can benefit from the explosive demand for bandwidth while avoiding commoditization.


The Last Mile Challenge and Comcast Corporation

The telecommunications infrastructure of America has been greatly bolstered by the invention of fiber optic cable. All major telecom companies (the AT&Ts and Verizons of the world) have employed this fiber in their backbone networks, which has enabled exponential increases in capacity. Dozens of telecom

              B A R O N      iO P P O R T U N I T Y      F U N D

players now boast of high-speed nationwide backbone networks. However, while the communications links between these telecom backbones and their customers' premises -- the last mile -- have been largely upgraded for large business customers, most small business and residential connections have not been rebuilt. Thus, the last mile, for many, remains decidedly narrow.

Nevertheless, most residences do have a broadband connection fully wired in their home -- that is the coaxial cable that supplies cable television. Although historically a one-way pipe for the distribution of video programming, with the proper technology upgrade, the cable can become a two-way highway for broadband connectivity. Because the cable has already been deployed, and the cable company already has a consumer service infrastructure supported by a current, profitable business, the owner of the cable has a distinct competitive advantage in upselling the cable customer a variety of broadband applications.

Comcast is the third largest cable operator in the US passing 11.5 million homes and providing services to over 8 million subscribers. The company boasts an impressive mix of businesses in cable, commerce and content that includes the company's jointly owned and hugely successful QVC Shopping Network (it's hard to believe they sell over $3.3 billion of that stuff) as well as the popular cable networks, E! Entertainment and The Golf Channel. Comcast also owns two professional sports franchises, the NHL's Philadelphia Flyers and the NBA's Philadelphia 76ers, as well as sports and entertainment arenas.


Comcast is at the forefront of the cable world in exploiting its embedded assets to generate new revenue streams through digital and broadband enabled interactivity. The company has upgraded over 90% of its subscriber base to digital cable capabilities and currently provides digital cable to close to one million customers, one of the largest digital footprints in the country. The company added more than thirteen thousand digital cable customers per week during the second quarter of 2000 and saw this pace accelerate as the quarter ended. This robust demand for higher margin digital cable (with its newly introduced premium digital channel packages) should increase Comcast's revenue and cash flow per subscriber substantially over the next several years. Notably, not only has this digital upgrade provided accelerated revenue growth at attractive margins for the company, it has also effectively slowed the encroachment of DBS satellite systems operators in Comcast's markets. In areas where Comcast subscribers do not yet have the option to receive digital cable, DBS penetration has risen as high as 12%. However, in digital cable-enabled areas, DBS's penetration is closer to 7%. We believe Comcast will be virtually immune to threats from DBS satellite systems with the introduction of broadband capacity-dependent Video on Demand (on demand, first run movies with VCR-like capabilities) in the beginning of 2001.

The interactivity inherent in digital cable opens the door for various other new business as well, such as Internet connectivity. Comcast's internet access product, Comcast@Home, has enjoyed robust growth and customer acceptance and now passes 4.4 million homes providing broadband access to about a quarter of a million customers. Comcast is currently adding over three thousand new Internet subscribers per week, an adoption rate that is also accelerating. Future additional opportunities include e-commerce and targeted promotion opportunities as well as cable telephony which is expected to be available in late 2001.

We project that Comcast's budding new services will drive double-digit cash flow growth for the company for many years to come. This comes on top of a business that has already produced over 20 consecutive quarters of cash flow growth. Moreover, with 90% of its digital upgrade now behind it and new subscribers accelerating, Comcast's capital expenditure budget is expected to rapidly decline while free cash flow increases dramatically from $250 million this year to $750 million to $1 billion in 2001. Investors seemed to give Comcast credit for its business momentum during 1999, when its stock increased from $30 to $50. However, the stock has drifted back down to the low $30s this year, giving us the opportunity to begin to build a position at a relatively inexpensive 12-14x forward cash flow.

In addition to Comcast, we have comparable last mile cable/broadband investments in the Fund, including NTL and UnitedGlobalCom, which Cliff and Ron have written about extensively in previous reports. Both are European operators of cable/telecom systems that are market leaders in creating broadband residential platforms in Europe.


Wireless Bandwidth and Why We Own the Towers

The wireless revolution was launched by basic voice services, which led to deep penetration of cell phones throughout society. That penetration continues to increase, while at the same time, one-rate plans are driving substantial increases in usage and mobile Internet access and data transmission is accelerating the already brisk pace of demand for wireless bandwidth. In addition, technological improvements are spawning wireless personal digital assistants that extend the PC's capabilities into portable devices using wireless networks for connectivity. As new generations of bandwidth consuming devices come to market, new wireless networks are being built while old networks continue to be used to carry current generation traffic.

Despite this robust growth in wireless traffic, there remains much debate about the potential business winners in the wireless arena as competition amongst carriers intensifies in both the acquisition of customers and the bidding for newly auctioned spectrum. Moreover, with many different protocols available, it remains unclear which platform and technology will become the standard in the industry. However, we believe that one of the clear beneficiaries of the certain increase in wireless traffic will be the owners of wireless towers, who face limited risk of head to head competition within their markets.

              B A R O N      iO P P O R T U N I T Y      F U N D

The communications tower companies in our portfolio, American Tower, SBA, and Pinnacle, have built defensible positions as arms merchants to the wireless bandwidth providers. Towers are scarce vertical real estate that serve as a roost for an ever growing array of wireless transmitters and receivers. The revenue from these towers grows inexorably as the underlying technologies change and improve. The US government has been, and will continue to be auctioning off new spectrum periodically, and each auction produces another layer of demand for tower space. The demand for tower space far outstrips the available supply and leasing rates are steadily rising. Moreover, individual towers often hold a nearly monopoly-like position on the vertical real estate in a market. Local zoning boards make building a tower difficult; then, once a tower has been constructed, local boards usually refuse to permit a new tower to be built in a similar locale. Thus, most tower operators are finding a considerable degree of pricing power on leases, as well as the ability to cluster antennae from competing providers together on a single structure. We believe that through both rising rates and incremental tenants, towers which today produce $35,000 of revenue will more than double their revenue over the next five years. In addition, because the cost of maintaining a tower remains relatively fixed, incremental revenues drop almost 100% to the bottom line. We expect tower cash flows, which are today approximately $20,000 per tower, to grow even faster and thus roughly triple over the same period.


Importantly, we believe that tower cash flow is of extremely high quality because leases of tower space are long-term and carry regular escalator clauses. Not only do we believe that the tower companies will continue to enjoy premium valuation multiples, we also believe that the tower companies will be able to employ a high degree of leverage to increase equity returns in the future. There is no doubt that the market has rewarded the tower companies with lofty valuations (30-40x current year cash flow) and that the stocks have enjoyed strong performance over the past several years. Nevertheless, we believe that substantial future returns are still likely from these levels. In the aggregate, our tower stock investments represent approximately 5% of the Fund.


The Internet and Travel Services

Many are surprised to learn that, notwithstanding the substantial press devoted to many of today's leading e-commerce companies such as Amazon.com and WebVan, the single largest category of e-commerce purchases on the web last year was travel at over $7 billion.


There are, we believe, several key reasons that travel has become the largest on-line commerce category. First, the purchaser requires uniquely individualized information, and a lot of it, before making a decision (flights, hotel rooms, rental cars, attractions, times, days, prices, etc). The Internet provides a forum for rich content and programmable searches to present all possible alternatives to a traveler based on his or her preferences. Second, the actual purchase does not require the expensive physical delivery of any goods or services, and sometimes, no delivery at all. This is because the "product" is a ticket or reservation, which requires no inventory and rarely requires physical delivery beyond a simple mailing of a ticket or confirmation. Third, purchasers want to peruse the information and alternatives on their own terms and at times convenient for them (not just when a travel agency is open). With the Internet, the "agency" is always open for business. In addition, the Internet provides a powerful and cost-effective distribution channel for travel providers. Commissions are generally cheaper, more information can be learned about purchasers and their buying preferences, time sensitive inventory can be efficiently marketed and a younger, more technology-savvy audience can be marketed to directly. Because of these, and other issues, Internet travel, which represents less than 5% of total US travel purchases, is projected to hit 12% of all travel purchases by 2003, a level that, we believe, could be very conservative.

Baron iOpportunity Fund has made several investments to take advantage of the expected explosion in Internet travel demand. The first, Hotel Reservations Network, is one of the Fund's largest holdings and has been one of our top performers. It is also the only instance in the Fund where we bought a company on its IPO and have made it a top holding. This is the result of a confluence of several compelling issues: a great, proven management team, impressive, Internet-driven revenue growth, high and sustainable profit margins, substantial free cash flow, broad market opportunity and, following a successful offering, an inexplicably weak stock price.


HRN was founded in 1991 by Dave Litman and Rob Diener after selling their first business, an airline ticket wholesaler, for a substantial profit. They perceived the wholesaling opportunity in hotel rooms to be as good if not better than they had found in the airline industry. The fact is that the hotel industry, even in the best of times, runs at only a 60-70% annual occupancy rate, leaving a significant amount of unsold inventory wasted every night (once the day passes, the empty room's revenue potential is lost forever). In addition, despite the consolidation in the hotel industry, consumers have no centralized access to hotel availability and pricing data across brands. Rob and Dave correctly surmised that they could provide a valuable service to both the hotel owners in selling unsold inventory and to consumers in providing a centralized reservation and booking engine across brands.


While the business began as a call center (1-800) system, the partners quickly recognized the power of the Internet as a distribution channel and converted the business to an internet-based platform. However, they did so, not by trying to build their own brand as a travel agent on the Internet, a very expensive proposition; rather, they created an unduplicable affiliate network of local and national sites on the net (which currently numbers in excess of 3,000) for which HRN provides a hotel booking engine.

              B A R O N      iO P P O R T U N I T Y      F U N D

The type of affiliates range from national travel sites like Travelocity, to portals and search engines like Yahoo, to local information sites like Orlando.com. The rest, as they say, is history. Since 1995, the company's revenues have grown from $17 million to a projected $300 million for this year (a 78% compound annual growth rate) while operating cash flow (that's right, real cash flow for an Internet company) has expanded from about $2 million in 1995 to in excess of $40 million projected for this year. During this year, we believe that HRN could sell over 2 million room nights over the Internet as compared to 170,000 room nights a mere 5 years ago.

However, not only are HRN's growth characteristics impressive, but its business model also has several incredibly advantageous features. First, the company has almost no inventory risk. Rooms are contracted on a forward basis from the hotel owners. However, HRN has the option of putting the vast majority of any unsold rooms back to the hotel owner several days before the occupancy date. Thus, HRN faces almost no risk of paying for rooms that it hasn't sold to a consumer. Second, because it provides a valuable service in helping the hotel owner yield manage its forward inventory and bringing demand to the hotel during soft periods, HRN is able to "buy" its inventory from the hotel owners at substantial discounts to public rates. As a result, HRN is able to earn attractive gross margins on its rooms' sales (25-30%) while still offering consumers rates that are at substantial discounts to the published rates they could get from a travel agent or from calling the hotel directly. Finally, while HRN bills the consumer's credit card for the room when the consumer stays at the property, the hotel owners do not bill HRN for the rooms until 30 days after the consumer has checked out, and HRN pays them thirty days after that -- providing a nearly 2 month cash flow float on the money.


Although the company's growth to date has been spectacular, we believe that the future could be just as bright. At its current rate of nearly 2 million room nights per year, HRN accounts for less than .2% of the industry's room nights, leaving substantial room for significant future growth. Moreover, the company is building a large cash position on its balance sheet (currently $150 million) to take advantage of future opportunities to expand its business further through internal initiatives or acquisition.

HRN came public in February of this year, approximately 1 year after the founders had sold a majority of the company to Barry Diller's USA Networks (while retaining control over the business' strategic direction). Despite the attractive business model, strong balance sheet and expanding profits, the stock traded below it IPO price within a month and continued weak during the March/April sell off in the market. We took advantage of this dip to make HRN one of the Fund's largest positions.

Baron iOpportunity also owns a significant stake in Expedia Inc. which has a bolder and thus riskier, but potentially more rewarding, business plan than HRN. Expedia's goal, simply put, is to become the dominant travel agent and travel destination spot on the web by building a global travel marketplace for consumers that gives them access to a much more robust shopping and booking experience.

The Expedia management team, led by CEO Rich Barton, was formed within Microsoft in the mid-1990's to create a next generation software solution for the travel industry (which is dominated by inflexible, mainframe-based booking engines). As the business took shape within Microsoft, it became apparent to Rich and his boss (Bill Gates), that the Expedia business potential was far beyond software and that the business group should be formed into a separate company to pursue the opportunity. Expedia was spun out of Microsoft, which continues to own a majority stake in the company, in the fourth quarter of 1999.

Expedia is built, as one might expect, off a great technology base of scaleable, self-written code, on a modern, Windows NT platform, that can manipulate huge databases of travel itineraries and options and present them in a flexible, consumer-oriented interface. This technology (which has taken four years and over $70 million of research and development investment) is a key competitive advantage for Expedia. The technology is leveraged into the two sides of Expedia's business model -- the wholesaling or merchant business (a business similar to HRN) that sells contracted inventory at a mark up, and a commission-driven, agency arm (which encompasses the lion's share of the airline tickets) that sells other people's inventory on an as-available basis for a fee.

Expedia is currently one of the most trafficked travel sites on the web with
8.1 million unique monthly visitors and nearly $2 billion of run rate annual gross travel bookings (making Expedia the 10th largest travel agent in the US). Although not currently profitable, the company will have over $120 million in cash on its balance sheet following a recently announced financing which is expected to help fund the company's aggressive growth initiatives through profitability, which is projected by June of 2002.

While we are generally skeptical of businesses that will take that long to turn profitable, we believe that the business opportunity here is substantial enough (the total travel industry is estimated at over $3.7 trillion annually), and Expedia's technology creates enough of a competitive advantage, to warrant our patience. Moreover, the stock, after debuting above $50 following its IPO (a nearly $3 billion market value), has since fallen to the high teens (a less than $1 billion market value), an entry price that, we believe, presents an attractive risk/reward given the size of the future opportunity.


--------------------------------------------------------------------------------
CONCLUSION

During 1998 and 1999 the public markets displayed unbridled enthusiasm for Internet companies, so much so that countless IPOs of fledgling enterprises soared despite little research on the

                 B A R O N   iO P P O R T U N I T Y   F U N D

part of investors. This spring's downdraft of stock prices doused that speculative enthusiasm and has lead to a perception that the party is winding down and that the businesses have become mature. We think this is far from the case.

Rather, for long-term investors who focus on business fundamentals, we believe that now is a time to lay the groundwork for future potential investment successes. There is little doubt that there will continue to be a sometimes painful shakeout of businesses whose valuations and prospects have little in common. The good news is that, in this dislocation, we are finding businesses with what we believe are terrific prospects and strong management teams, that are erecting sustainable barriers to entry and developing highly profitable financial models. We have outlined some of those businesses above. As we hope you can see, we are applying our "old economy," Baron investment discipline to finding and assessing these "new economy" opportunities to invest your and our capital. Of course we may not achieve our investment goals, but it won't be for lack of effort.

As we do this, stock price volatility serves as our ally, providing us with points of entry into exciting businesses at substantially more reasonable valuations. Since the inception of the Fund, we have invested capital with a cautionary eye on valuations, with the result that over the last five months our investments have held up better than the averages for Internet and information technology-oriented funds. Our goal remains finding what we believe are terrific businesses led by extraordinary management teams that are building solid, sustainable businesses with tremendous long-term prospects. With this strategy, we hope to generate great long-term investment returns for our shareholders.

As always, we thank you for your support.

Sincerely,



/s/  Matt Ervin              /s/  Mitch Rubin
--------------------         --------------------------------
Matt Ervin                   Mitch Rubin
Vice President               Vice President
& Co-Portfolio               & Co-Portfolio
Manager                      Manager

August 4, 2000

--------------------------------------------------------------------------------
*Baron Asset Fund's rankings are according to Lipper Analytical Services' "Fund Classification" system. As of September 16, 1999 Lipper changed its primary ranking and fund classification system from the "Investment Objective" system which, based on prospectus, categorized Baron Asset Fund as a small-cap growth fund. The new "Fund Classification" system, based on portfolio practice, categorizes the Baron Asset Fund as a mid-cap growth fund. The "Investment Objective" system will remain active for the next three years.

According to the "Investment objective" system Baron Asset Fund's ranking from +inception June 12, 1987 through December 31, 1998 ranked 2 out of 55 small-cap equity funds. The comparative universe consisted of 732 small-cap growth, domestic equity funds from which the Baron Asset Funds rankings were derived.

According to the "Fund Classification" system Baron Asset Fund's ranking from December 31, 1998 through December 31, 1999 ranked 219 out of 232 mid-cap equity funds. The comparative universe consisted of 252 mid-cap growth, domestic equity funds from which the Baron Asset Funds rankings were derived.

According to the "Fund Classification" system Baron Asset Fund's ranking against the entire domestic equity universe year to date December 31, 1999 through July 31, 2000 ranked 1631 out of 4555 equity funds. The comparative universe consisted of 4805 domestic equity funds from which the Baron Asset Funds rankings were derived.

According to the "Fund Classification" system Baron Asset Fund's ranking from inception June 12, 1987 through July 31, 2000 ranks number 12 out of 50 mid-cap growth funds. For the ten-year period (July 31, 1990 through July 31, 2000) its rank is number 24 out of 32 mid-cap growth funds. For the five-year period (July 31, 1995 through July 31, 2000) its rank is number 67 out of 89 mid-cap growth funds. Baron Asset Fund's ranking for one year (July 31, 1999 through July 31, 2000) is number 233 out of 234 mid-cap growth funds. Year-to-Date (December 31, 1999 through July 31, 2000) its rank is number 117 our of 256 mid-cap growth funds. The comparative universe consisted of 263 mid-cap growth, domestic equity funds from which the Baron Asset Funds rankings were derived. Baron Asset Fund has been managed by Ron Baron since its inception.

----------
+Lipper does not rank Baron Asset Fund using its inception date of June 12, 1987. Lipper ranks the Fund as of June 30, 1987.

                           B A R O N      F U N D S

Table I
--------------------------------------------------------------------------------
Portfolio Market Capitalization (Unaudited)
--------------------------------------------------------------------------------


The Funds invest primarily in small and medium sized companies. Table I ranks the Funds' investments by market capitalization and displays the percentage of the Funds' portfolios invested in each market capitalization category. At times the Funds invest in companies with market capitalizations greater than $5 billion. These larger cap companies have increased in value since the Funds first invested in them and still offer attractive opportunities for further appreciation.


Baron Asset Fund
--------------------------------------------------------------------------------

                                                 Equity               % of
                                                Market Cap              Net
Company                                       (in millions)           Assets
--------------------------------------------------------------------------------
                                  Large Capitalization
--------------------------------------------------------------------------------
Charles Schwab Corp. .........................   $42,453               18.2%
Univision Comm., Inc. Cl A ...................    10,633                0.8
NTL, Inc. ....................................     8,509                5.8
Flextronics Intl., Ltd. ......................     7,931                6.9
American Tower Corp. Cl A ....................     6,599                4.1
Robert Half Intl., Inc. ......................     5,061                7.2
                                                                       ----
                                                                       43.0%
                                 Medium Capitalization
--------------------------------------------------------------------------------
Citizens Comm. Co. (formerly Citizens
  Utilities Co.) .............................   $ 4,548                3.4%
UnitedGlobalCom, Inc. Cl A ...................     4,470                0.4
Dollar Tree Stores, Inc. .....................     4,064                3.3
Westwood One, Inc. ...........................     3,833                1.0
Hispanic Broadcasting Corp. ..................     3,605                1.7
Primedia, Inc. ...............................     3,304                0.2
Cox Radio, Inc. Cl A .........................     2,432                0.8
Four Seasons Hotels, Inc. ....................     2,131                1.1
Apollo Group, Inc. ...........................     2,123                3.2
RCN Corp. ....................................     1,982                0.1
ChoicePoint, Inc. ............................     1,847                3.0
DeVry, Inc. ..................................     1,841                2.9
XM Satellite Radio Hldgs, Inc., Cl A .........     1,825                1.1
Premier Parks, Inc. ..........................     1,788                0.7
Sirius Satellite Radio, Inc. .................     1,721                0.4
                                                                       ----
                                                                       23.3%
                                  Small Capitalization
--------------------------------------------------------------------------------
Polo Ralph Lauren Corp. Cl A .................   $ 1,406                2.4%
Citadel Comm. Corp. ..........................     1,286                0.4
Commonwealth Telephone Ent., Inc. ............     1,051                0.2
OM Group, Inc. ...............................     1,051                2.2
Sotheby's Hldgs., Inc. Cl A ..................     1,030                7.3
Ethan Allen Interiors, Inc. ..................       949                1.1
CoreComm, Ltd. ...............................       783                1.4
Southern Union Co. ...........................       783                0.9
Motient Corp. (formerly American Mobile
  Satellite Corp.) ...........................       777                1.1
Manor Care, Inc. .............................       716                1.1
Industrie Natuzzi SPA ADR ....................       682                0.8
Sun Intl. Hotels, Ltd. .......................       674                1.4
Seacor Smit, Inc. ............................       653                1.3
Vail Resorts, Inc. ...........................       581                3.4
Choice Hotels Intl., Inc. ....................       530                2.7
Education Mgmt. Corp. ........................       521                1.1

                                                    Equity            % of
                                                  Market Cap           Net
Company                                         (in millions)         Assets
--------------------------------------------------------------------------------
                            Small Capitalization (Continued)
--------------------------------------------------------------------------------
Libbey, Inc. .................................   $   489                1.8%
Alexander's, Inc. ............................       366                0.5
Saga Comm., Inc. Cl A ........................       363                1.7
DVI, Inc. ....................................       228                0.5
Smart and Final, Inc. ........................       224                0.4
                                                                       ----
                                                                       33.7%

--------------------------------------------------------------------------------
Baron Growth Fund
--------------------------------------------------------------------------------

                                                       Equity       % of
                                                      Market Cap    Net
Company                                             (in millions)  Assets
--------------------------------------------------------------------------------
                               Large Capitalization
--------------------------------------------------------------------------------
Charles Schwab Corp. ..........................       $42,453        4.6%
NTL, Inc. .....................................         8,509        3.4
Flextronics Intl., Ltd. .......................         7,931        3.7
Robert Half Intl., Inc. .......................         5,061        2.2
                                                                    ----
                                                                    13.9%
                              Medium Capitalization
--------------------------------------------------------------------------------
Dollar Tree Stores, Inc. ......................       $ 4,064        2.7%
Westwood One, Inc. ............................         3,833        1.2
Capstone Turbine Corp. ........................         3,304        0.0
Pinnacle Hldgs., Inc. .........................         2,608        0.4
Entercom Comm. Corp. ..........................         2,202        1.1
Four Seasons Hotels, Inc. .....................         2,131        1.1
Apollo Group, Inc. ............................         2,123        4.6
SBA Comm. Corp. ...............................         2,024        0.9
BlackRock, Inc., Cl A .........................         1,852        2.6
ChoicePoint, Inc. .............................         1,847        4.0
DeVry, Inc. ...................................         1,841        1.3
XM Satellite Radio Hldgs., Inc., Cl A .........         1,825        5.1
Sirius Satellite Radio, Inc. ..................         1,721        1.6
Getty Images, Inc. ............................         1,715        1.4
Hotel Reservations Network, Inc. ..............         1,642        0.1
                                                                    ----
                                                                    28.1%
                               Small Capitalization
--------------------------------------------------------------------------------
World Wrestling Federation Entertainment,
  Inc., Cl A ..................................       $ 1,419        0.2%
Polo Ralph Lauren Corp., Cl A .................         1,406        0.3
Citadel Comm. Corp. ...........................         1,286        1.1
Heidrick & Struggles Int'l., Inc. .............         1,214        1.0
The Yankee Candle Co., Inc. ...................         1,179        0.5
Intrawest Corp. ...............................         1,143        0.5
OM Group, Inc. ................................         1,051        2.5

                           B A R O N      F U N D S

--------------------------------------------------------------------------------
Baron Growth Fund
--------------------------------------------------------------------------------


                                                  Equity          % of
                                                Market Cap        Net
Company                                       (in millions)      Assets
--------------------------------------------------------------------------
                      Small Capitalization (Continued)
--------------------------------------------------------------------------
Sotheby's Hldgs., Inc., Cl A ............        $1,030            1.1%
Ethan Allen Interiors, Inc. .............           949            3.0
Electric Lightwave, Inc., Cl A ..........           942            1.9
Wink Comm., Inc. ........................           932            0.6
Rural Cellular Corp., Cl A ..............           901            4.9
Extended Stay America, Inc. .............           883            1.1
Radio One, Inc. .........................           836            3.0
Azurix Corp. ............................           821            1.0
Allied Riser Comm. Corp. ................           803            0.6
CoreComm, Ltd. ..........................           783            2.8
Southern Union Co. ......................           783            3.7
Motient Corp. (formerly American Mobile
  Satellite Corp.) ......................           777            1.2
HomeGrocer.com, Inc. ....................           753            0.3
Gabelli Asset Mgmt., Inc., Cl A .........           740            1.4
Manor Care, Inc. ........................           716            0.3
Industrie Natuzzi SPA ADR ...............           682            1.0
Sun Intl. Hotels, Ltd. ..................           674            2.9
Expedia, Inc., Cl A .....................           657            0.1
Seacor Smit, Inc. .......................           653            1.2
Vail Resorts, Inc., Cl A ................           581            0.7
Choice Hotels Intl., Inc. ...............           530            3.6
Education Mgmt. Corp. ...................           521            3.3
Libbey, Inc. ............................           489            0.9
American Classic Voyages Co. ............           428            0.8
drugstore.com, Inc. .....................           393            0.3
Steiner Leisure, Ltd. ...................           376            0.9
Alexander's, Inc. .......................           366            0.8
Saga Comm., Inc., Cl A ..................           363            1.8
Kronos, Inc. ............................           326            1.2
DVI, Inc. ...............................           228            0.8
Smart and Final, Inc. ...................           224            1.0
Medallion Financial Corp. ...............           217            1.4
Collectors Universe, Inc. ...............            72            0.2
                                                                  ----
                                                                  55.9%

--------------------------------------------------------------------------------
Baron Small Cap Fund
--------------------------------------------------------------------------------




                                                     Equity        % of
                                                   Market Cap      Net
Company                                          (in millions)    Assets
------------------------------------------------------------------------------
                               Large Capitalization
------------------------------------------------------------------------------
AT&T Liberty Media Group Cl A ...............       $62,621        0.9%

                              Medium Capitalization
------------------------------------------------------------------------------
UnitedGlobalCom, Inc. Cl A ..................       $ 4,470        6.5%
Lamar Advertising Co. Cl A ..................         3,836        0.3
Westwood One, Inc. ..........................         3,833        3.3
Capstone Turbine Corp. ......................         3,304        0.0
SFX Entertainment, Inc. Cl A ................         3,027        1.8
Pinnacle Hldgs., Inc. .......................         2,608        0.6
Entercom Comm. Corp. ........................         2,202        2.9
Four Seasons Hotels, Inc. ...................         2,131        3.0


                      Medium Capitalization (Continued)
------------------------------------------------------------------------------
Apollo Group, Inc. ..........................       $ 2,123        2.8%
SBA Comm. Corp. .............................         2,024        4.2
Iron Mountain, Inc. .........................         1,907        2.6
ChoicePoint, Inc. ...........................         1,847        3.3
Williams-Sonoma, Inc. .......................         1,830        2.5
MGC Comm., Inc. .............................         1,788        1.9
Premier Parks, Inc. .........................         1,788        2.2
Getty Images, Inc. ..........................         1,715        2.9
                                                                  ----
                                                                  40.8%
                               Small Capitalization
------------------------------------------------------------------------------
Centennial Comm. Corp. ......................       $ 1,291        0.1%
Choice One Comm., Inc. ......................         1,266        1.0
United Rentals, Inc. ........................         1,234        1.3
Heidrick & Struggles Int'l., Inc. ...........         1,214        3.4
Korn/Ferry Intl. ............................         1,190        0.8
The Yankee Candle Co., Inc. .................         1,179        0.9
Intrawest Corp. .............................         1,143        0.5
Penton Media, Inc. ..........................         1,113        4.0
ICG Comm., Inc. .............................         1,072        0.3
Hain Celestial Group, Inc. ..................         1,067        2.1
Commonwealth Telephone Ent., Inc. ...........         1,051        3.4
Krispy Kreme Doughnuts, Inc. ................           951        0.4
Corporate Executive Board Co. ...............           922        1.6
Rural Cellular Corp. Cl A ...................           901        3.9
Liberty Livewire Corp. ......................           889        2.7
Central Parking Corp. .......................           873        0.9
Radio One, Inc. .............................           836        4.2
CoreComm, Ltd. ..............................           783        2.4
PrimaCom AG .................................           750        0.6
Gabelli Asset Mgmt., Inc. Cl A ..............           740        0.7
Frontline Capital Group .....................           738        0.8
Kenneth Cole Productions, Inc. Cl A .........           713        3.8
ACTV, Inc. ..................................           704        0.2
Sun Intl. Hotels, Ltd. ......................           674        0.9
El Paso Electric Co. ........................           613        1.0
Province Healthcare Co. .....................           569        1.3
Championship Auto Racing Team, Inc. .........           397        1.0
Career Education Corp. ......................           386        4.7
Community Health Systems, Inc. ..............           325        0.6
Casella Waste Systems, Inc. Cl A ............           253        1.4
Loislaw.com, Inc. ...........................           180        0.3
IT Group, Inc. ..............................           112        0.4
Morton's Restaurant Group, Inc. .............           103        0.8
Equity Marketing, Inc. ......................            67        0.4
The Sports Club Co. .........................            62        0.2
                                                                  ----
                                                                  53.0%

--------------------------------------------------------------------------------
Baron iOpportunity Fund
--------------------------------------------------------------------------------

                                             Equity             % of
                                           Market Cap           Net
Company                                  (in millions)         Assets
------------------------------------------------------------------------
                           Large Capitalization
------------------------------------------------------------------------
America Online, Inc. ..................   $120,363              1.3%
Time Warner, Inc. .....................     99,424              1.5
Yahoo! Inc. ...........................     67,297              1.8
AT&T Liberty Media Group Cl A .........     62,621              3.6
Charles Schwab Corp. ..................     42,453              2.5
Comcast Corp. Cl A ....................     36,707              2.0
eBay, Inc. ............................     14,255              2.7
Amazon.com, Inc. ......................     12,692              1.5

                           B A R O N      F U N D S

--------------------------------------------------------------------------------
Baron iOpportunity Fund
--------------------------------------------------------------------------------


                                                   Equity           % of
                                                 Market Cap         Net
Company                                        (in millions)       Assets
----------------------------------------------------------------------------
                       Large Capitalization (Continued)
----------------------------------------------------------------------------
Gemstar International Group Ltd. ..........       $12,368           1.7%
United Pan-Europe Comm. N.V. ..............        11,778           1.3
TV Guide, Inc., Cl A ......................        10,436           0.8
NTL, Inc. .................................         8,509           1.8
StorageNetworks, Inc. .....................         8,432           0.1
At Home Corp. .............................         7,984           1.8
Flextronics Intl., Ltd. ...................         7,931           2.2
TMP Worldwide, Inc. .......................         6,800           4.2
American Tower Corp. Cl A .................         6,599           2.0
Lycos, Inc. ...............................         5,935           1.7
                                                                   ----
                                                                   34.5%
                            Medium Capitalization
----------------------------------------------------------------------------
UnitedGlobalCom, Inc. Cl A ................       $ 4,470           1.6%
DoubleClick, Inc. .........................         4,287           2.7
Primedia, Inc. ............................         3,304           2.5
Research In Motion Ltd. ...................         3,227           1.1
Pinnacle Hldgs., Inc. .....................         2,608           0.5
homestore.com, Inc. .......................         2,189           2.7
Tumbleweed Comm. Corp. ....................         2,050           0.9
SBA Comm. Corp. ...........................         2,024           2.6
ChoicePoint, Inc. .........................         1,847           2.6
MGC Comm., Inc. ...........................         1,788           1.5
FreeMarkets, Inc. .........................         1,783           1.2
Getty Images, Inc. ........................         1,715           3.1
Hotel Reservations Network, Inc. ..........         1,642           4.0
                                                                   ----
                                                                   27.0%
                             Small Capitalization
----------------------------------------------------------------------------
Teligent, Inc. ............................       $ 1,300           0.9%
Heidrick & Struggles Int'l., Inc. .........         1,214           3.7
ICG Comm., Inc. ...........................         1,072           1.1
Sotheby's Hldgs., Inc. Cl A ...............         1,030           1.2
Wink Comm., Inc. ..........................           932           1.5
Liberty Livewire Corp. ....................           889           0.9
Allied Riser Comm. Corp. ..................           803           1.8
Travelocity.com, Inc. .....................           798           0.5
HomeGrocer.com, Inc. ......................           753           0.2
GoTo.Com, Inc. ............................           750           0.8
Front Line Capital Group ..................           738           1.9
Expedia, Inc. .............................           657           1.8
Futurelink Corp. ..........................           601           0.4
About.com, Inc. ...........................           522           1.3
Advanced Radio Telecom Corp. ..............           422           0.1
drugstore.com, Inc. .......................           393           0.2
                                                                   ----
                                                                   18.3%

Table II
--------------------------------------------------------------------------------
Portfolio Risk Characteristics
--------------------------------------------------------------------------------

The Funds are diversified not only by industry, but also by external risk factors that might impact the companies in which the Funds invest. Table II displays some of the risk factors that are currently monitored and the percentage of each portfolio considered exposed to these factors. The Funds use this tool to avoid concentration of risk within the portfolios.




                                                            Baron
                                  Baron        Baron        Small        Baron
                                  Asset        Growth        Cap      iOpportunity
                                  Fund         Fund         Fund         Fund
---------------------------------------------------------------------------------------
                                  % of         % of         % of          % of
                                Portfolio    Portfolio    Portfolio     Portfolio
---------------------------------------------------------------------------------------
Leverage (Debt > 40% of
   Market Cap) .................  21.5%        23.6%        20.9%         9.9
Foreign Sales Dependent
   (Sales > 15%) ...............  27.0         19.8         19.9         33.4
Oil Price Sensitivity ..........  11.7         19.2          0.9          1.8
Volatility (Beta > 1.2) ........  53.5         33.4         40.9         44.7
NASDAQ Securities ..............  25.3         48.6         54.1         66.0
Unseasoned Securities
   (Publicly owned
    for < 3 years) .............  12.9         34.2         49.1         51.7
 (Publicly owned
    for < 1 year) ..............   1.1         11.0          3.4         20.3
Turnarounds ....................   0.0          0.0          1.1          0.0
Development Companies ..........   2.4         13.9          3.3         32.1

                           B A R O N      F U N D S

Table III
--------------------------------------------------------------------------------
Historical Information (Unaudited)
--------------------------------------------------------------------------------

Table III displays on a quarterly basis the Funds' closing net assets and net asset value per share, dividend distributions and the value of $10,000 invested in a Fund at the time of its inception.

--------------------------------------------------------------------------------
Baron Asset Fund
--------------------------------------------------------------------------------
BARON ASSET FUND'S
AVERAGE ANNUAL RETURN

      Period ended June 30, 2000

 One year                           (4.3%)
-----------------------------------------
 Three years                        11.6%
-----------------------------------------
 Five years                         17.7%
-----------------------------------------
 Ten years                          16.1%
-----------------------------------------
 Since inception June 12, 1987      16.7%
-----------------------------------------

--------------------------------------------------------------------------------
Baron Growth Fund
--------------------------------------------------------------------------------
BARON GROWTH FUND'S
AVERAGE ANNUAL RETURN

       Period ended June 30, 2000

One year                             8.2%
-----------------------------------------
Three years                         16.1%
-----------------------------------------
Five years                          21.5%
-----------------------------------------
Since inception January 3, 1995     25.5%
-----------------------------------------

--------------------------------------------------------------------------------
Baron Small Cap Fund
--------------------------------------------------------------------------------
BARON SMALL CAP FUND'S
AVERAGE ANNUAL RETURN

       Period ended June 30, 2000

One year                            33.9%
-----------------------------------------
Two years                           22.3%
-----------------------------------------
Since inception October 1, 1997     23.6%
-----------------------------------------

--------------------------------------------------------------------------------
Baron iOpportunity Fund
--------------------------------------------------------------------------------
BARON iOPPORTUNITY FUND'S
AVERAGE ANNUAL RETURN

             Period ended June 30, 2000

Since inception February 29, 2000  (11.0%)
---------------------------------------------

The performance data represents past performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds unless accompanied or preceded by the Funds' current prospectus.

                       B A R O N    A S S E T    F U N D

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)


Shares                                                            Value
--------------------------------------------------------------------------------
Common Stocks (99.97%)
--------------------------------------------------------------------------------
                  Business Services (10.38%)
    3,280,000     ChoicePoint, Inc.*#                        $ 145,960,000
    1,749,532     Correctional Mgmt. Services Corp.*@            8,000,085
   12,110,000     Robert Half Intl., Inc.*#                    345,135,000
                                                             -------------
                                                               499,095,085
                  Chemical (2.17%)
    2,367,500     OM Group, Inc.#                              104,170,000
                  Communications (16.13%)
    4,725,000     American Tower Corp. Cl A*                   196,973,437
    9,350,000     Citizens Comm. Co. (formerly Citizens
                  Utilities Co.)*                              161,287,500
      250,000     Commonwealth Telephone Ent., Inc.*            11,765,625
    3,322,500     CoreComm, Ltd.*#                              64,788,750
    3,500,000     Motient Corp. (formerly American
                  Mobile Satellite Corp.)*#                     54,906,250
    4,660,000     NTL, Inc.*                                   279,017,501
      270,000     RCN Corp.*                                     6,851,250
                                                             -------------
                                                               775,590,313
                  Education (7.16%)
    5,500,000     Apollo Group, Inc.*                          154,000,000
    5,215,000     DeVry, Inc.*#                                137,871,563
    2,900,000     Education Mgmt. Corp.*#                       52,381,250
                                                             -------------
                                                               344,252,813
                  Energy (1.27%)
    1,580,000     Seacor Smit, Inc.*#                           61,126,250
                  Financial (18.64%)
   26,000,000     Charles Schwab Corp.                         874,250,000
    1,390,000     DVI, Inc.*#                                   22,240,000
                                                             -------------
                                                               896,490,000
                  Health Services (1.09%)
    7,475,000     Manor Care, Inc.*#                            52,325,000
                  Hotels and Lodging (3.86%)
   13,225,300     Choice Hotels Intl., Inc.*#                  131,426,419
      870,000     Four Seasons Hotels, Inc.                     54,103,125
                                                             -------------
                                                               185,529,544
                  Manufacturing (6.92%)
    4,843,400     Flextronics Intl., Ltd.*                     332,681,038
                  Media and Entertainment (8.07%)
      590,000     Citadel Comm. Corp.*                          20,613,125
    1,280,000     Cox Radio, Inc. Cl A*                         35,840,000
    2,390,000     Hispanic Broadcasting Corp.*                  79,168,750
    3,671,252     Saga Comm., Inc. Cl A*#                       80,767,544
      400,000     Sirius Satellite Radio, Inc.*                 17,725,000
      400,000     UnitedGlobalCom, Inc. Cl A*                   18,700,000
      370,000     Univision Comm., Inc. Cl A*                   38,295,000
    1,350,000     Westwood One, Inc.*                           46,068,750
       40,000     XM Satellite Radio Hldgs, Inc., Cl A*          1,497,500
    1,314,914     XM Satellite Radio Hldgs, Inc., Cl A*@        49,227,093
                                                             -------------
                                                               387,902,762
                  Printing and Publishing (0.19%)
      401,000     Primedia, Inc.*                                9,122,750
                  Real Estate and REITs (0.53%)
      350,900     Alexander's, Inc.*#                           25,703,425
                  Recreation and Resorts (5.43%)
    8,672,600     AMF Bowling, Inc.*#                            1,626,113
    1,440,000     Premier Parks, Inc.*                          32,760,000
    3,300,000     Sun Intl. Hotels, Ltd.*#                      66,000,000
    6,066,000     Vail Resorts, Inc.*#                          98,951,625
    4,000,000     Vail Resorts, Inc.*# @                        61,987,600
                                                             -------------
                                                               261,325,338

Shares                                                            Value
--------------------------------------------------------------------------------


                  Retail Trade and Restaurants (14.56%)
    4,000,000     Dollar Tree Stores, Inc.*                  $ 158,250,000
    2,250,000     Ethan Allen Interiors, Inc.#                  54,000,000
    8,125,000     Polo Ralph Lauren Corp. Cl A*                115,781,250
    2,666,300     Smart and Final, Inc.*#                       20,497,181
   20,100,000     Sotheby's Hldgs., Inc. Cl A#                 351,750,000
                                                             -------------
                                                               700,278,431
                  Utility Services (0.94%)
    2,870,000     Southern Union Co.*#                          45,381,875

                  Wholesale Trade (2.63%)
    3,212,800     Industrie Natuzzi SPA ADR#                    38,152,000
    2,750,000     Libbey, Inc.#                                 88,343,750
                                                             -------------
                                                               126,495,750
                                                             -------------
Total Common Stocks
 (Cost $3,196,992,755)                                       4,807,470,374
                                                             -------------


--------------------------------------------------------------------------------
Convertible Preferred Stocks (0.10%)
--------------------------------------------------------------------------------
             Education (0.02%)
  52,632     Apollo International, Inc. S-A CV
              Pfd.*@                                1,000,008
             Health Services(0.08%)
   2,557     Chesapeake Healthcare Corp.* @         4,000,196
                                                    ---------
Total Convertible Preferred Stocks
 (Cost $5,000,008)                                  5,000,204
                                                  -----------

Warrants (0.01%)
----------------------------------------------------------------------------------------------
                                         Communications
      75,000                             CoreComm, Ltd. Warrants Exp
                                          05/26/2002*@# (Cost $1,473,750)             462,500
                                                                                      -------
Total Investments (100.08%)
 (Cost $3,203,466,513**)                                                        4,812,933,078
Liabilities Less
   Cash and Other Assets (-0.08%)                                                  (3,744,592)
                                                                                -------------
Net Assets (Equivalent to $58.01 per
   share based on 82,899,191 shares of
   beneficial interest outstanding)                                            $4,809,188,486
                                                                               ==============

----------------------
 % Represents percentage of net assets
 @ Restricted securities
 # Issuers that may be deemed to be "affiliated"
 * Non-income producing securities
** For Federal income tax purposes the cost basis is $3,201,371,507. Aggregate unrealized appreciation and depreciation of investments are $2,357,447,193 and $745,885,622, respectively.

                        B A R O N  G R O W T H  F U N D

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)


Shares                                                          Value
---------------------------------------------------------------------------
Common Stocks (96.86%)
---------------------------------------------------------------------------
                 Business Services (8.40%)
     498,995     ChoicePoint, Inc.*                         $ 22,205,278
      90,000     Heidrick & Struggles Int'l., Inc.*            5,681,250
     245,000     Kronos, Inc.*                                 6,370,000
     426,000     Robert Half Intl., Inc.*                     12,141,000
                                                            ------------
                                                              46,397,528
                 Chemical (2.47%)
     310,000     OM Group, Inc.                               13,640,000
                 Communications (15.11%)
     250,000     Allied Riser Comm. Corp.*                     3,531,250
     510,000     CoreComm, Ltd.*                               9,945,000
     560,000     Electric Lightwave, Inc., Cl A*              10,465,000
     410,000     Motient Corp. (formerly American
                  Mobile Satellite Corp.)*                     6,431,875
     315,000     NTL, Inc.*                                   18,860,625
      40,000     Pinnacle Hldgs., Inc.*                        2,160,000
     351,200     Rural Cellular Corp., Cl A*                  26,888,750
     100,000     SBA Comm. Corp.*                              5,193,750
                                                            ------------
                                                              83,476,250
                 Consumer Services (0.11%)
      40,000     Expedia, Inc., Cl A*                            592,500
                 Education (9.12%)
     900,000     Apollo Group, Inc.*                          25,200,000
     270,000     DeVry, Inc.*                                  7,138,125
   1,000,000     Education Mgmt. Corp.*                       18,062,500
                                                            ------------
                                                              50,400,625
                 Energy (1.19%)
     170,000     Seacor Smit, Inc.*                            6,576,875
                 Financial (10.84%)
      93,333     Bingham Financial Services Corp.*@              459,954
     500,000     BlackRock, Inc., Cl A*                       14,500,000
     750,000     Charles Schwab Corp.                         25,218,750
     283,200     DVI, Inc.*                                    4,531,200
     299,000     Gabelli Asset Mgmt., Inc., Cl A*              7,475,000
     500,000     Medallion Financial Corp.                     7,718,750
                                                            ------------
                                                              59,903,654
                 Health Services (0.29%)
     225,000     Manor Care, Inc.*                             1,575,000
                 Hotels and Lodging (5.95%)
   2,020,000     Choice Hotels Intl., Inc.*                   20,073,750
     650,000     Extended Stay America, Inc.*                  6,012,500
     100,000     Four Seasons Hotels, Inc.                     6,218,750
      20,000     Hotel Reservations Network, Inc.*               595,000
                                                            ------------
                                                              32,900,000
                 Manufacturing (3.73%)
     300,000     Flextronics Intl., Ltd.*                     20,606,250
                 Media and Entertainment (15.49%)
     180,000     Citadel Comm. Corp.*                          6,288,750
     120,000     Entercom Comm. Corp.*                         5,850,000
     220,000     Radio One, Inc., Cl A*                        6,503,750
     440,000     Radio One, Inc., Cl D*                        9,707,500
     460,000     Saga Comm., Inc., Cl A*                      10,120,000
     200,000     Sirius Satellite Radio, Inc.*                 8,862,500
     200,000     Westwood One, Inc.*                           6,825,000
     110,000     Wink Comm., Inc.*                             3,355,000
     750,000     XM Satellite Radio Hldgs., Inc., Cl A*       28,078,125
                                                            ------------
                                                              85,590,625
                 Printing and Publishing (1.41%)
     210,000     Getty Images, Inc.*                           7,783,125
                 Real Estate and REITs (0.78%)
      58,600     Alexander's, Inc.*                            4,292,450

Shares                                                         Value
----------------------------------------------------------------------------

                 Recreation and Resorts (5.94%)
     210,000     American Classic Voyages Co.*              $  4,331,250
     140,000     Intrawest Corp.                               2,660,000
     220,000     Steiner Leisure, Ltd.*                        4,977,500
     800,000     Sun Intl. Hotels, Ltd.*                      16,000,000
     235,000     Vail Resorts, Inc., Cl A*                     3,833,438
      50,000     World Wrestling Federation
                  Entertainment, Inc., Cl A*                   1,040,625
                                                           -------------
                                                              32,842,813
                 Retail Trade and Restaurants (9.41%)
     350,000     Collectors Universe, Inc.*                    1,028,125
     370,000     Dollar Tree Stores, Inc.*                    14,638,125
     200,000     drugstore.com, Inc.*                          1,506,260
     700,000     Ethan Allen Interiors, Inc.                  16,800,000
     250,000     HomeGrocer.com, Inc.*                         1,507,825
     125,000     Polo Ralph Lauren Corp., Cl A*                1,781,250
     700,881     Smart and Final, Inc.*                        5,388,023
     360,000     Sotheby's Hldgs., Inc., Cl A                  6,300,000
     140,000     The Yankee Candle Co., Inc.*                  3,027,500
                                                           -------------
                                                              51,977,108
                 Utility Services (4.71%)
     775,000     Azurix Corp.*                                 5,425,000
       5,300     Capstone Turbine Corp.*                         238,831
   1,286,250     Southern Union Co.*                          20,338,828
                                                           -------------
                                                              26,002,659
                 Wholesale Trade (1.91%)
     484,600     Industrie Natuzzi SPA ADR                     5,754,625
     150,000     Libbey, Inc.                                  4,818,750
                                                           -------------
                                                              10,573,375
                                                           -------------
Total Common Stocks
 (Cost $369,992,205)                                         535,130,837
                                                           -------------


--------------------------------------------------------------------------------
Warrants (0.21%)
--------------------------------------------------------------------------------
                 Communications
     187,500     CoreComm, Ltd. Warrants Exp
                  05/26/2002*@ (Cost $3,684,375)               1,156,250
                                                           -------------

Principal Amount
---------------------------------------------------------------------------
Corporate Bonds (0.83%)
---------------------------------------------------------------------------
                 Communications
$  5,000,000     CoreComm, Ltd. 6.00%
                  Conv. Sub. Deb. due
                  10/01/2006+ (Cost $5,000,000)                4,587,500
                                                           -------------

--------------------------------------------------------------------------------------------------
Short Term Money Market Instruments (0.92%)
--------------------------------------------------------------------------------------------------
  5,069,000                                  Associates Corp. of N.A. 6.58%
                                              due 07/03/2000 (Cost $5,069,000)        5,069,000
                                                                                      ---------
Total Investments (98.82%)
 (Cost $383,745,580**)                                                              545,943,587
Cash and Other Assets
 Less Liabilities (1.18%)                                                             6,542,717
                                                                                    -----------
Net Assets (Equivalent to $31.82 per
 share based on 17,365,158 shares of
 beneficial interest outstanding)                                                  $552,486,304
                                                                                   ============

----------
% Represents percentage of net assets
+ Rule 144A securities
@ Restricted securities
 * Non-income producing securities
** For Federal income tax purposes the cost basis is $383,272,190. Aggregate unrealized appreciation and depreciation of investments are $203,278,749 and $40,607,352, respectively.

                    B A R O N   S M A L L   C A P   F U N D

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)




Shares                                                      Value
------------------------------------------------------------------------
Common Stocks (94.31%)
------------------------------------------------------------------------
                Business Services (12.82%)
    778,750     ChoicePoint, Inc.*                       $ 34,654,375
    280,000     Corporate Executive Board Co.*             16,765,000
    375,000     Frontline Capital Group*                    7,992,188
    562,500     Heidrick & Struggles Int'l., Inc.*         35,507,812
    800,000     Iron Mountain, Inc.*                       27,200,000
    264,000     Korn/Ferry Int'l.*                          8,365,500
     76,000     Lamar Advertising Co. Cl A*                 3,291,750
                                                         ------------
                                                          133,776,625
                Communications (20.29%)
    150,000     ACTV, Inc.*                                 2,240,625
    100,000     Centennial Comm. Corp.*                     1,375,000
    248,700     Choice One Comm., Inc.*                    10,150,069
    760,000     Commonwealth Telephone Ent., Inc.*         35,767,500
  1,050,000     CoreComm, Ltd.*                            20,475,000
    125,000     ICG Comm., Inc.*                            2,757,812
    400,000     Liberty Livewire Corp.*                    28,100,000
    325,000     MGC Comm., Inc.*                           19,479,688
    125,000     Pinnacle Hldgs., Inc.*                      6,750,000
    528,800     Rural Cellular Corp. Cl A*                 40,486,250
    850,000     SBA Comm. Corp.*                           44,146,875
                                                         ------------
                                                          211,728,819
                Consumer Products (0.38%)
    375,000     Equity Marketing, Inc.*#                    3,984,375
                Consumer Services (0.91%)
    400,000     Central Parking Corp.                       9,475,000
                Education (7.45%)
  1,045,000     Apollo Group, Inc.*                        29,260,000
  1,000,000     Career Education Corp.*#                   48,500,000
                                                         ------------
                                                           77,760,000
                Environmental (1.82%)
  1,400,000     Casella Waste Systems, Inc. Cl A*          15,050,000
    800,000     IT Group, Inc.*                             3,900,000
                                                         ------------
                                                           18,950,000
                Financial (0.72%)
    299,000     Gabelli Asset Mgmt., Inc. Cl A*             7,475,000
                Food and Agriculture(2.11%)
    600,000     Hain Celestial Group, Inc.*                22,012,500
                Health Services (1.92%)
    400,000     Community Health Systems, Inc.*             6,475,000
    375,000     Province Healthcare Co.*                   13,546,875
                                                         ------------
                                                           20,021,875
                Hotels and Lodging (2.98%)
    500,000     Four Seasons Hotels, Inc.                  31,093,750
                Industrial Services (1.27%)
    775,000     United Rentals, Inc.*                      13,271,875
                Media and Entertainment (18.45%)
    400,000     AT&T Liberty Media Group Cl A*              9,750,000
    625,000     Entercom Comm. Corp.*                      30,468,750
    250,000     PrimaCom AG*                                5,937,500
    570,000     Radio One, Inc. Cl A*                      16,850,625
  1,249,400     Radio One, Inc. Cl D*                      27,564,888
  1,450,000     UnitedGlobalCom, Inc. Cl A*                67,787,500
  1,000,000     Westwood One, Inc.*                        34,125,000
                                                         ------------
                                                          192,484,263
                Printing and Publishing (7.28%)
    825,000     Getty Images, Inc.*                        30,576,562
    400,000     Loislaw.com, Inc.*                          3,425,000
  1,200,000     Penton Media, Inc.                         42,000,000
                                                         ------------
                                                           76,001,562

Shares                                                       Value
------------------------------------------------------------------------
                Real Estate and REITs (0.04%)
     37,500     Insignia Financial Group, Inc.*          $    375,000
                Recreation and Resorts (6.49%)
    399,700     Championship Auto Racing Team, Inc.*       10,192,350
    250,000     Intrawest Corp.                             4,750,000
  1,000,000     Premier Parks, Inc.*                       22,750,000
    425,000     SFX Entertainment, Inc. Cl A*              19,257,813
    450,000     Sun Intl. Hotels, Ltd.*                     9,000,000
    500,000     The Sports Club Co.*                        1,750,000
                                                         ------------
                                                           67,700,163
                Retail Trade and Restaurants (8.32%)
    985,700     Kenneth Cole Productions, Inc. Cl A*       39,428,000
     50,000     Krispy Kreme Doughnuts, Inc.*               3,675,000
    375,000     Morton's Restaurant Group, Inc.*#           8,062,500
    800,000     Williams-Sonoma, Inc.*                     25,950,000
    450,000     The Yankee Candle Co., Inc.*                9,731,250
                                                         ------------
                                                           86,846,750
                Utility Services (1.06%)
      8,900     Capstone Turbine Corp.*                       401,056
    950,000     El Paso Electric Co.*                      10,628,125
                                                         ------------
                                                           11,029,181
                                                         ------------
Total Common Stocks
 (Cost $613,238,751)                                      983,986,738
                                                         ------------
--------------------------------------------------------------------------------
Warrants (0.04%)
--------------------------------------------------------------------------------
                Communications
     75,000     CoreComm, Ltd. Warrants Exp
                 05/26/2002*@ (Cost $1,473,750)               462,500
                                                         ------------
Principal Amount
-------------------------------------------------------------------
Corporate Bonds (0.64%)
-------------------------------------------------------------------
                 Communications (0.44%)
$  5,000,000     CoreComm Ltd. 6.00%
                  Conv. Sub. Deb. due 10/01/2006+      4,587,500
                 Health Services (0.20%)
   3,250,000     U.S. Diagnostic, Inc. 9.00%
                  Conv. Sub. Deb. due 03/31/2003       2,112,500
                                                      ----------
Total Corporate Bonds
 (Cost $7,520,000)                                     6,700,000
                                                      ----------

------------------------------------------------------------------------------------------------------
Short Term Money Market Instruments (3.62%)
------------------------------------------------------------------------------------------------------
  37,730,999                                  Associates Corp. of N.A. 6.58%
                                               due 07/03/2000 (Cost $37,730,999)         37,730,999
                                                                                         ----------
Total Investments (98.61%)
 (Cost $659,963,500**)                                                                 1,028,880,237
Cash and Other Assets
  Less Liabilities (1.39%)                                                                14,471,709
                                                                                       -------------
Net Assets (Equivalent to $17.89 per
  share based on 58,331,329 shares of
  beneficial interest outstanding)                                                    $1,043,351,946
                                                                                      ==============

----------
%     Represents percentage of net assets
@     Restricted security
+     Rule 144A securities
#     Issuers that may be deemed to be "affiliated"
*     Non-income producing securities
** For Federal income tax purposes the cost basis is $663,450,042. Aggregate unrealized appreciation and depreciation of investments are $419,820,388 and $54,390,193, respectively.

              B A R O N      iO P P O R T U N I T Y      F U N D

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)




Shares                                                        Value
----------------------------------------------------------------------------
Common Stocks (79.78%)
----------------------------------------------------------------------------
                   Business Services (16.40%)
      120,000      ChoicePoint, Inc.*                     $  5,340,000
      145,000      DoubleClick, Inc.*                        5,528,125
       50,000      FreeMarkets, Inc.*                        2,371,875
      175,000      Front Line Capital Group*                 3,729,688
      120,000      Heidrick & Struggles Int'l., Inc.*        7,575,000
        1,000      StorageNetworks, Inc.*                       90,250
      115,000      TMP Worldwide, Inc.*                      8,488,437
                                                          ------------
                                                            33,123,375
                   Communications (16.15%)
       10,000      Advanced Radio Telecom Corp.*               146,250
      250,000      Allied Riser Comm. Corp.*                 3,531,250
       95,000      American Tower Corp. Cl A*                3,960,313
      100,000      Comcast Corp. Cl A*                       4,050,000
      100,000      ICG Comm., Inc.*                          2,206,250
       26,000      Liberty Livewire Corp.*                   1,826,500
       50,000      MGC Comm., Inc.*                          2,996,875
       60,000      NTL, Inc.*                                3,592,500
       20,000      Pinnacle Hldgs., Inc.*                    1,080,000
       50,000      Research In Motion Ltd.*                  2,262,500
      100,000      SBA Comm. Corp.*                          5,193,750
       75,000      Teligent, Inc.*                           1,771,875
                                                          ------------
                                                            32,618,063
                   Consumer Services (12.55%)
       80,000      About.com, Inc.                           2,520,000
       50,000      America Online, Inc.*                     2,637,500
      175,000      At Home Corp.*                            3,631,250
      250,000      Expedia, Inc.*                            3,703,125
      105,000      GoTo.Com, Inc.*                           1,607,812
       65,000      Lycos, Inc.*                              3,510,000
       40,000      Time Warner, Inc.                         3,040,000
       60,000      Travelocity.com, Inc.*                      982,500
       30,000      Yahoo! Inc.*                              3,716,250
                                                          ------------
                                                            25,348,437
                   Financial (2.50%)
      150,000      Charles Schwab Corp.                      5,043,750
                   Hotels and Lodging (4.02%)
      272,500      Hotel Reservations Network, Inc.*         8,106,875
                   Manufacturing (2.21%)
       65,000      Flextronics Intl., Ltd.*                  4,464,688
                   Media and Entertainment (10.47%)
      295,000      AT&T Liberty Media Group Cl A*            7,190,625
       55,000      Gemstar International Group Ltd.*         3,379,921
       45,000      TV Guide, Inc., Cl A*                     1,541,250
      100,000      United Pan-Europe Comm. N.V.*             2,700,000
       70,000      UnitedGlobalCom, Inc. Cl A*               3,272,500
      100,000      Wink Comm., Inc.*                         3,050,000
                                                          ------------
                                                            21,134,296

Shares                                                         Value
-------------------------------------------------------------------------
                   Printing and Publishing (5.66%)
      170,000      Getty Images, Inc.*                    $  6,300,625
      225,000      Primedia, Inc.*                           5,118,750
                                                          ------------
                                                            11,419,375
                   Real Estate and REITs (2.67%)
      185,000      homestore.com, Inc.*                      5,399,688
                   Retail Trade and Restaurants (5.85%)
       85,000      Amazon.com, Inc.*                         3,086,562
       60,000      drugstore.com, Inc.*                        451,878
      100,000      eBay, Inc.*                               5,431,250
       80,000      HomeGrocer.com, Inc.*                       482,504
      135,000      Sotheby's Hldgs., Inc. Cl A               2,362,500
                                                          ------------
                                                            11,814,694
                   Software(1.30%)
      100,000      Futurelink Corp.*                           718,750
       37,500      Tumbleweed Comm. Corp.*                   1,907,812
                                                          ------------
                                                             2,626,562
                                                          ------------
Total Common Stocks
 (Cost $185,345,525)                                       161,099,803
                                                          ------------

Principal Amount
----------------------------------------------------------------------------
U.S. Treasury Bills (14.41%)
----------------------------------------------------------------------------
$29,104,804        U.S. Treasury Bills 5.03%
                    due 07/05/2000 (Cost $29,104,804)       29,104,804
                                                          ------------

----------------------------------------------------------------------------
Short Term Money Market Instruments (5.76%)
----------------------------------------------------------------------------
   11,628,999      Associates Corp. of N.A. 6.58%
                    due 07/03/2000 (Cost $11,628,999)       11,628,999
                                                          ------------
Total Investments (99.95%)
   (Cost $226,079,328)                                     201,833,606

Cash and Other Assets
  Less Liabilities (0.05%)                                      97,952
                                                          ------------
Net Assets (Equivalent to $8.90 per
  share based on 22,684,129 shares of
  beneficial interest outstanding)                        $201,931,558
                                                          ============

----------------------
 % Represents percentage of net assets
 * Non-income producing securities
** For Federal income tax purposes the cost basis is identical. Aggregate unrealized appreciation and depreciation of investments are $12,505,774 and $36,751,496, respectively.

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